Prospectus
Socially Responsible Funds
Calvert Social Investment Fund (CSIF)
- Balanced Portfolio
- Equity Portfolio
- Technology Portfolio
- Enhanced Equity Portfolio
- Bond Portfolio
- Money Market Portfolio
Calvert Social Index Fund
Calvert Large Cap Growth Fund
Calvert Capital Accumulation Fund
Calvert World Values International Equity Fund
Calvert New Vision Small Cap Fund

January 31, 2002

revised October 25, 2002

PROSPECTUS

January 31, 2002

revised October 25, 2002

About the Funds
Investment Objective, Strategy, Past Performance
2	CSIF Balanced
5	CSIF Equity
7	Calvert Social Index Fund
10	CSIF Enhanced Equity
14	Calvert Large Cap Growth
17	Calvert Capital Accumulation
20	Calvert World Values International Equity
23	Calvert New Vision Small Cap
25	CSIF Technology
28	CSIF Bond
31	CSIF Money Market
33	Fees and Expenses
41	Investment Practices and Risks

About Social Investing
50	Investment Selection Process
50	Socially Responsible Investment Criteria
53	High Social Impact Investments
54	Special Equities
54	Manager Discovery Program
55	Shareholder Advocacy and Social Responsibility

About Your Investment
55	About Calvert
56	Subadvisors and Portfolio Managers
59	Advisory Fees
59	How to Buy Shares
59	Getting Started
60	Choosing a Share Class
62	Calculation of CDSC/Waiver
63	Distribution and Service Fees
64	Next Step -- Account Application
65	Important -- How Shares are Priced
66	When Your Account Will be Credited
66	Other Calvert Features
(Exchanges, Minimum Account Balance, etc.)
69	Dividends, Capital Gains and Taxes
71	How to Sell Shares
73	Financial Highlights
102	Exhibit A- Reduced Sales Charges (Class A)
105	Exhibit B- Service Fees and Other Arrangements with Dealers

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CSIF Balanced
Advisor	Calvert Asset Management Company, Inc.
Subadvisors	Brown Capital Management, Inc.
SSgA Funds Management, Inc.
Manager Discovery Program[trademark] (see page 54)

Objective

CSIF Balanced seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria.

Principal Investment Strategies

The Fund typically invests about 60% of its assets in stocks and 40% in bonds or other fixed-income investments. Stock investments are primarily common stock in large-cap companies, while the fixed-income investments are primarily a wide variety of investment grade bonds.

CSIF Balanced invests in a combination of stocks, bonds and money market instruments in an attempt to provide a complete investment portfolio in a single product. The Advisor rebalances the portfolio quarterly to adjust for changes in market value. The Fund is, primarily, a large cap core U.S. domestic portfolio, although it may have other investments, including some foreign stocks and mid-cap stocks. The equity portion of the Fund seeks companies that have the potential to outperform the market through exceptional growth and/or valuation improvement. The fixed income portion reflects an active trading strategy, seeking total return, and focuses on a duration target approximating the Lehman Aggregate Bond Index.

Equity investments are selected by the Subadvisors, while the Advisor manages the fixed-income assets and determines the overall mix for the Fund depending upon its view of market conditions and economic outlook.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:
-	The market prices of stocks or bonds decline
-	The individual stocks and bonds in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result
-	For the fixed-income portion of the Fund, the Advisor's forecast as to interest rates is not correct
-	For the fixed-income securities held in the Fund, the credit quality of the securities deteriorates such as an event of bankruptcy
-

For the foreign securities held in the Fund, there are additional risks relating to political, social, and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets and the currency risk associated with securities that trade in currencies other than the U.S. dollar

-	The Advisor's allocation among different sectors of the stock and bond markets does not perform as well as expected

The active trading strategy for the fixed-income portion of the Fund may cause the Fund to have, relative to other balanced funds, a high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CSIF Balanced Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Standard & Poor's 500 Index and the Lehman Aggregate Bond Index, a widely recognized, unmanaged index of common stock and bonds prices, respectively. It also shows the Fund's returns compared to the Lipper Balanced Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. The Fund has recently changed its passive (unmanaged) index from the Standard & Poor's 500 Index to the more closely correlated Russell 1000 Index. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

[Table replaces Bar Chart here]
CSIF Balanced
Year-by-Year Total Return
(Class A return at NAV)

1992	7.46%
1993	5.95%
1994	(4.73%	)
1995	25.85%
1996	9.03%
1997	18.92%
1998	17.49%
1999	6.80%
2000	(2.38%	)
2001	(5.36%	)

Best Quarter (of periods shown)	Q4 '98	12.42%
Worst Quarter (of periods shown)	Q3 '01	(10.58%)

Average Annual Total Returns (as of 12.31.01)

(with maximum sales charge deducted)
	1 year		5 years	10 years
CSIF Balanced: Class A	(9.85%	)	5.67%	6.93%
CSIF Balanced: Class B	(11.04%	)	N/A	N/A
CSIF Balanced: Class C	(7.29%	)	5.52%	N/A
S&P 500 Index Monthly Reinvested	(11.88%	)	10.70%	12.93%
Russell 1000 Index	(12.45%	)	10.50%	12.84%
Lehman Aggregate Bond Index TR	8.44%		7.43%	7.23%
Lipper Balanced Funds Average	(4.39%	)	7.64%	9.40%

________________________________________________________________________________________________________________________________

CSIF Equity

Advisor	Calvert Asset Management Company, Inc.
Subadvisor	Atlanta Capital Management Company, L.L.C.

Objective

CSIF Equity seeks growth of capital through investment in stocks of issuers in industries believed to offer opportunities for potential capital appreciation and which meet the Fund's investment and social criteria.

Principal Investment Strategies

The Fund invests primarily in the common stocks of large-cap companies having, on average, market capitalization of at least $1 billion. Investment returns will be mostly from changes in the price of the Fund's holdings (capital appreciation).

The Subadvisor looks for growing companies with a history of steady earnings growth. Companies are selected based on the Subadvisor's opinion that the company has the ability to sustain growth through growing profitability and that the stock is favorably priced with respect to those growth expectations.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:
-	The stock market goes down
-	The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CSIF Equity Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Standard & Poor's 500 Index. This is a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Multi-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for each of the Fund's other Classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

[Table replaces Bar Chart here]
CSIF Equity
Year-by-Year Total Return
(Class A return at NAV)

1992	8.37%
1993	2.13%
1994	(12.06%	)
1995	20.29%
1996	21.68%
1997	19.33%
1998	10.89%
1999	23.17%
2000	11.61%
2001	0.67%

Best Quarter (of periods shown)	Q4 '98	26.98%
Worst Quarter (of periods shown)	Q3 '98	(17.56%)

Average Annual Total Returns (as of 12.31.01)

(with maximum sales charge deducted)
	1 year		5 years	10 years
CSIF Equity: Class A	(4.10%	)	11.77%	9.53%
CSIF Equity: Class B	(5.36%	)	N/A	N/A
CSIF Equity: Class C	(1.30%	)	11.82%	N/A
S&P 500 Index Monthly Reinvested	(11.88%	)	10.70%	12.93%
Lipper Multi-Cap Core Funds Average	(10.89%	)	9.58%	11.93%

________________________________________________________________________________________________________________________________

Calvert Social Index Fund
Advisor	Calvert Asset Management Company, Inc.
Subadvisor	World Asset Management,
a division of Munder Capital Management

Objective

Calvert Social Index Fund seeks to match the performance of the Calvert Social Index[trademark], which measures the investment return of large- and mid-capitalization stocks.

Principal investment strategies

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert Social Index. The Fund uses a replication index method, investing in each stock in the Index in about the same proportion as represented in the Index itself.

Calvert Social Index

The Calvert Social Index measures the performance of those companies that meet the social investment criteria selected from the universe of approximately the 1,000 largest U.S. companies, based on total market capitalization, listed on the NYSE or NASDAQ-AMEX. As of December 31, 2001, there were 621 companies in the Index, though this number will change over time due to company mergers or changes due to our evaluation of an issuer's conduct relative to the Fund's social criteria. The Index is reconstituted once a year based on an updated list of the 1000 largest companies. The Index is also reviewed quarterly to adjust for social criteria, sector weightings against the 40% limitation on exposure to any one sector, share adjustments, etc.

The socially responsible criteria are described in the section "Socially Responsible Investment Criteria". Calvert continuously evaluates the performance of companies included in the Index to ensure compliance with these criteria.

PRINCIPAL RISKS

You could lose money on your investment in the Fund, or the Fund could underperform the stock market for any of the following reasons:
-	The stock market or the Calvert Social Index goes down
-

An index fund has operating expenses; a market index does not. The Fund - while expected to track its target index as closely as possible while satisfying its investment and social criteria - will not be able to match the performance of the index exactly

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Social Index Fund Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Calvert Social Index. It also shows the Fund's returns compared to the Lipper Large-Cap Growth Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for each of the Fund's other Classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

[Table replaces Bar Chart here]
Calvert Social Index Fund
Year-by-Year Total Return
(Class A return at NAV)

2001	(14.17%)

Best Quarter (of periods shown)	Q4 '01	13.58%
Worst Quarter (of periods shown)	Q3 '01	(17.34%)

Average Annual Total Returns (as of 12.31.01)

(with maximum sales charge deducted)
	1 year		5 years	10 years
Calvert Social Index Fund: Class A1	(18.25%	)	N/A	N/A
Calvert Social Index Fund: Class B	(19.32%	)	N/A	N/A
Calvert Social Index Fund: Class C	(15.87%	)	N/A	N/A
Calvert Social Index	(13.80%	)	N/A	N/A
Lipper Large-Cap Growth Funds Avg.	(22.95%	)	N/A	N/A

1	Since inception Class A (6/30/00) (21.06%); Calvert Social Index (17.92%); and Lipper Large-Cap Growth Funds Average (26.08%).

________________________________________________________________________________________________________________________________

CSIF enhanced equity
Advisor	Calvert Asset Management Company, Inc.
Subadvisor	SSgA Funds Management, Inc.

Objective

CSIF Enhanced Equity seeks a total return after expenses which exceeds over time the total return of the Russell 1000 Index. It seeks to obtain this objective while maintaining risk characteristics similar to those of the Russell 1000 Index and through investments in stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

The Fund invests in stocks that meet the social criteria and creates a portfolio whose characteristics closely resemble the characteristics of the Russell 1000 Index, while emphasizing the stocks which it believes offer the greatest potential of return.

CSIF Enhanced Equity follows an enhanced index management strategy. Instead of passively holding a representative basket of securities designed to match the Russell 1000 Index, the Subadvisor actively uses a proprietary analytical model to attempt to enhance the Fund's performance, relative to the Index. The Fund may purchase stocks not in the Russell 1000 Index, but at least 65% of the Fund's total assets will be invested in stocks that are in the Index. Any investments not in the Index will meet the Fund's social screening criteria and be selected to closely mirror the Index's risk/return characteristics. The Subadvisor rebalances the Fund quarterly to maintain its relative exposure to the Index.

The first step of the investment strategy is to identify those stocks in the Russell 1000 Index which meet the Fund's social screening criteria. From this list of stocks, the Subadvisor chooses stocks that closely mirror the Index in terms of various factors such as industry weightings, capitalization, and yield. Even though certain industries may be eliminated from the Fund by the screens, the factor model permits mathematical substitutes which the Subadvisor expects to mimic the return characteristics of the missing industries and stocks.

The final step in the process is to apply the Subadvisor's proprietary valuation method which attempts to identify the stocks which have the greatest potential for superior performance. Each security identified for potential investment is ranked according to three separate measures: growth, value, and momentum of market sentiment. These three measures combine to create a single composite score of each stock's attractiveness. The Fund is constructed from securities that meet its social criteria, weighted through a mathematical process that seeks to reduce risk vis-à-vis the Russell 1000 Index.

The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Index is adjusted, or reconstituted, annually. As of the latest reconstitution, the average market capitalization of the Russell 1000 was approximately $100 billion.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform the stock market for any of the following reasons:
-	The stock market or the Russell 1000 Index goes down
-

The individual stocks in the Fund or the enhanced equity modeling portfolio do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result

-

The enhanced equity fund has operating expenses; a market index does not. The Fund--while expected to track its target index as closely as possible while satisfying its own investment and social criteria--will not be able to match the performance of the index exactly

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not sponsored, sold, promoted, or endorsed by the Frank Russell Company.

Tracking the Index

The Subadvisor expects the annual tracking error, relative to the return of the Index before deducting expenses, to be within certain limits established by the Advisor and Subadvisor. The Fund's ability to track the Index will be monitored by analyzing returns to ensure that the returns are reasonably consistent with Index returns. Any deviations of realized returns from the Index which are in excess of those expected will be analyzed for sources of variance.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

CSIF Enhanced Equity Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows the performance of the Class A shares for each calendar year. The table compares the Fund's performance over time to that of the Russell 1000 Index, a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Large-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

[Table replaces Bar Chart here]
CSIF Enhanced Equity
Year-by-Year Total Return
(Class A return at NAV)

1999	17.16%
2000	(4.28%	)
2001	(10.19%	)

Best Quarter (of periods shown)	Q4 '99	14.59%
Worst Quarter (of periods shown)	Q3 '01	(13.17%)

Average Annual Total Returns (as of 12.31.01)

(with maximum sales charge deducted)
	1 year	5 years	10 years
CSIF Enhanced Equity: Class A1	(14.44%)	N/A	N/A
CSIF Enhanced Equity: Class B	(15.60%)	N/A	N/A
CSIF Enhanced Equity: Class C	(12.01%)	N/A	N/A
Russell 1000 Index	(12.45%)	N/A	N/A
Lipper Large-Cap Core Funds Avg.	(13.76%)	N/A	N/A

1

Since inception Class A (4/30/98) 1.47%; Russell 1000 2.19%; and Lipper Large-Cap Core Funds Average 0.82%. The month end date of 4/30/98 is used for comparison purposes only, actual Fund inception is 4/15/98.

________________________________________________________________________________________________________________________________

Calvert Large Cap Growth
Advisor	Calvert Asset Management Company, Inc.
Subadvisor	Bridgeway Capital Management, Inc.

Investment Objective

Calvert Large Cap Growth Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The S&P 500 Index with dividends reinvested serves as a proxy for "stock market" in this objective.

Principal Investment Strategies

The Fund invests in a diversified portfolio of common stocks of companies which meet the Fund's investment and social criteria. Under normal circumstances, the Fund will invest at least 80% of its net assets in large cap companies. The Fund defines "large cap" companies as those whose market capitalization falls within the range of the S&P 500. The Fund invests in both value and growth companies. Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks have faster increasing sales and earnings.

A secondary portfolio strategy is the use of exchange-traded, "traditional" stock index options and futures. These investments help to keep the long-term average market risk of the Fund roughly equal to the market itself. At any one point in time however, the Fund's market exposure may be as high as 150% or as low as 50% of the market. The Advisor and Subadvisor believe that the use of these instruments is conservative; it does not try to leverage overall market risk in the long term.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, most likely for any of the following reasons:
-	The stock market goes down
-	The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result
-	The use of stock index futures and options could add to, rather than decrease, risk

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert Large Cap Growth Performance*

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart shows how the performance of the Fund's shares has varied from year to year. The table compares the Fund's performance over time to that of the Standard & Poor's 500 Index, a widely recognized, unmanaged index of common stock prices. It also compares the Fund's performance to the Lipper Multi-Cap Growth Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. Class A, B and C shares have an actual inception date of 10/31/00. However, Class I Shares (not offered in this prospectus) have an inception date of 8/5/94. In the chart and table below, performance results before 10/31/00 are for Class I. Because Class I had lower expenses, its performance was higher than Class A, B or C would have realized in the same period. Current expenses for Class A shares are capped at the same level as the Bridgeway Social Responsibility Portfolio incurred for the year ended 6/30/00. Performance for Class B and C Shares has been restated to show their current level of expenses. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. The return for the Fund's classes of shares offered by this prospectus will differ from the returns shown in the bar chart, depending upon the expenses of that class and any applicable sales charge. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

* Pursuant to an Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund, which commenced operations on 10/31/00. Thus the following performance results for the Calvert Large Cap Growth Fund for periods prior to that date reflect the performance of the Bridgeway Social Responsibility Portfolio.

[Table replaces Bar Chart here]
Calvert Large Cap Growth
Year-by-Year Total Return
(Class A return at NAV)

1995	30.27%
1996	16.21%
1997	27.51%
1998	37.79%
1999	49.36%
2000	(15.57%	)
2001	(19.33%	)

Best Quarter (of periods shown)	Q4 '99	40.66%
Worst Quarter (of periods shown)	Q1 '01	(23.01%)

Average Annual Total Returns (as of 12.31.01)

(with maximum sales charge deducted)

	1 year	5 years	10 years1
Calvert Large Cap Growth Fund Class A	(23.17%)	11.23%	N/A
Calvert Large Cap Growth Fund Class B	(24.10%)	N/A	N/A
Calvert Large Cap Growth Fund Class C	(20.93%)	N/A	N/A
Lipper Multi-Cap Growth Funds Avg.	(26.00%)	8.61%	N/A
S&P 500 Index	(11.88%)	10.70%	N/A

1	Since inception (8/31/94): Calvert Large Cap Growth Fund Class A 12.96%; Lipper Multi-Cap

Growth Funds Average 12.24%; and S&P 500 Index 14.75%. The month-end date of 8/31/94 is used for comparison purposes only; actual Fund inception is 8/5/94.

________________________________________________________________________________________________________________________________

Calvert Capital Accumulation

Advisor	Calvert Asset Management Company, Inc.
Subadvisor	Brown Capital Management, Inc.

Objective

Capital Accumulation seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

Investments are primarily in the common stocks of mid-size companies. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation.)

The Fund currently defines mid-cap companies as those within the range of market capitalizations of the Standard & Poor's Mid-Cap 400 Index. Most companies in the Index have a capitalization of $500 million to $10 billion. Stocks chosen for the Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.

The Subadvisor favors companies which have an above market average prospective growth rate, but sell at below market average valuations. The Subadvisor evaluates each stock in terms of its growth potential, the return for risk free investments, and the risk and reward potential for the company to determine a reasonable price for the stock.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:
-	The stock market goes down
-	The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result
-	The possibility of greater risk by investing in medium-sized companies rather than larger, more established companies.
-	The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Capital Accumulation Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Fund's Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Standard & Poor's Mid-Cap 400 Index. This is a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Mid-Cap Growth Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. The Fund has recently changed its passive (unmanaged) index from the Standard & Poor's Mid-Cap 400 Index to the more closely correlated Russell MidCap Growth Index. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

[Table replaces Bar Chart here]
Capital Accumulation
Year-by-Year Total Return
(Class A return at NAV)

1995	36.75%
1996	9.37%
1997	22.02%
1998	29.35%
1999	6.15%
2000	10.15%
2001	(12.90%	)

Best Quarter (of periods shown)	Q4 '98	25.03%
Worst Quarter (of periods shown)	Q3 '01	(24.88%)

Average Annual Total Returns (as of 12.31.01)

(with maximum sales charge deducted)
	1 year	5 years	10 years
Capital Accumulation: Class A1	(17.06%)	8.89%	N/A
Capital Accumulation: Class B	(18.00%)	N/A	N/A
Capital Accumulation: Class C	(14.51%)	9.03%	N/A
S&P Mid-Cap 400 Index	(0.62%)	16.11%	N/A
Russell Midcap Growth Index	(20.15%)	9.02%	N/A
Lipper Mid-Cap Growth Funds Avg.	(21.17%)	7.64%	N/A

1	Since inception Class A (10/31/94) 12.59%; S&P Mid Cap 400 Index 17.49%; Russell Midcap Growth Index 12.66% and Lipper Mid-Cap Growth Funds Average 11.40%.

________________________________________________________________________________________________________________________________

Calvert World Values International Equity

Advisor	Calvert Asset Management Company, Inc.
Subadvisor	Grantham, Mayo, Van Otterloo & Co., LLC

Objective

CWVF International Equity seeks to provide a high total return consistent with reasonable risk by investing primarily in a diversified portfolio of stocks that meet the Fund's investment and social criteria.

Principal Investment Strategies

The Fund invests primarily in non-U.S. large cap stocks using a core investment approach. The Fund will generally hold stocks of companies from the constituent countries of MSCI's EAFE Index, but may opportunistically invest in other countries, including some emerging markets stocks. The Subadvisor uses an investment process that focuses on deriving returns from individual stock selection (bottom-up). The Subadvisor creates original fundamental research on a broad range of non-U.S. securities and applies a set of quantitative screening models to identify stocks that are expected to provide returns that are superior to that of the benchmark. These models evaluate stocks based on fundamental valuation judgments and market activity. The Subadvisor constructs the portfolio in a manner that attempts to control the level of risk in the portfolio, relative to the benchmark, MSCI's EAFE Index.

No more than 5% of fund net assets will be invested in U.S. companies (excluding High Social Impact and Special Equities investments).

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:
-	The stock markets go down (including markets outside the U.S.)
-	The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result
-

Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets, and the currency risk associated with securities that trade in currencies other than the U.S. dollar

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CWVF International Equity Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Morgan Stanley Capital International EAFE Index. This is a widely recognized, unmanaged index of common stock prices around the world. It also shows the Fund's returns compared to the Lipper International Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other Classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

[Table replaces Bar Chart here]
CWVF International Equity
Year-by-Year Total Return
(Class A return at NAV)

1993	25.78%
1994	(2.66%	)
1995	11.81%
1996	12.02%
1997	6.57%
1998	16.10%
1999	30.13%
2000	(17.81%	)
2001	(23.77%	)

Best Quarter (of periods shown)	Q4 '99	20.38%
Worst Quarter (of periods shown)	Q3 '01	(17.17%)

Average Annual Total Returns (as of 12.31.01)

(with maximum sales charge deducted)
	1 year	5 years		10 years
CWVF International Equity: Class A1	(27.39%)	(0.80%	)	N/A
CWVF International Equity: Class B	(28.52%)	N/A		N/A
CWVF International Equity: Class C	(25.35%)	(0.82%	)	N/A
MSCI EAFE Index GD	(21.21%)	1.17%		N/A
Lipper International Funds Average	(21.71%)	1.94%		N/A

1

Inception Class A (7/31/92) 3.73%; MSCI EAFE Index GD 6.52%; and Lipper International Funds Average 6.48%. The month end date of 7/31/92 is used for comparison purposes only, actual fund inception is 7/2/92.

________________________________________________________________________________________________________________________________

Calvert New Vision Small Cap

Advisor	Calvert Asset Management Company, Inc.
Subadvisor	Awad Asset Management, Inc.

Objective

New Vision Small Cap seeks to provide long-term capital appreciation by investing primarily in small-cap stocks that meet the Fund's investment and social criteria. This objective may be changed by the Fund's Board of Trustees without shareholder approval.

Principal Investment Strategies

At least 80% of the Fund's assets will be invested in the common stocks of small-cap companies. Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation).

The Fund currently defines small-cap companies as those with market capitalization of $2 billion or less at the time the Fund initially invests.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:
-	The stock market goes down
-	The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result
-	Prices of small-cap stocks may respond to market activity differently than larger more established companies

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

New Vision Small Cap Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Russell 2000 Index. This is a widely recognized, unmanaged index of common stock prices. It also shows the Fund's returns compared to the Lipper Small-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other Classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

[Table replaces Bar Chart here]
New Vision Small Cap
Year-by-Year Total Return
(Class A return at NAV)

1998	(9.43%	)
1999	23.03%
2000	10.23%
2001	7.62%

Best Quarter (of periods shown)	Q4 '99	23.57%
Worst Quarter (of periods shown)	Q3 '98	(21.82%)

Average Annual Total Returns (as of 12.31.01)

(with maximum sales charge deducted)
	1 year	5 years	10 years
New Vision Small Cap: Class A1	2.51%	N/A	N/A
New Vision Small Cap: Class B	1.45%	N/A	N/A
New Vision Small Cap: Class C	5.68%	N/A	N/A
Russell 2000 Index TR	2.49%	N/A	N/A
Lipper Small-Cap Core Funds Avg.	7.65%	N/A	N/A

1	From inception Class A (1/31/97) 4.79%; Russell 2000 Index TR 7.22%; Lipper Small-Cap Core Funds Avg. 9.84%.

________________________________________________________________________________________________________________________________

CSIF Technology
Advisor	Calvert Asset Management Company, Inc.
Subadvisor	Turner Investment Partners, Inc.

Objective

CSIF Technology seeks growth of capital through investment in stocks in companies involved in the development, advancement, and use of technology.

Principal Investment Strategies

The Fund invests primarily in stocks of companies that develop new technologies and that may experience exceptional growth in sales and earnings driven by technology-related products and services. These companies may include companies that develop, produce or distribute products or services in the computer, semiconductors, electronics, communications, healthcare, and biotechnology sectors.

The Fund will invest at least 80% of its assets in the stocks of U.S. and non-U.S. companies principally engaged in research, development, and manufacture of technology and in the stocks of companies that should benefit from the commercialization of technological advances. The Fund may also invest up to 10% in private equity (generally venture capital investments in small untried enterprises that are not traded on a public exchange) and short up to 10% of the net asset value.

The goal of the investment selection process is to identify candidates for investment that are growth companies with superior earnings prospects, reasonable valuations, and favorable trading volume and price patterns. The process is based on one philosophy: earnings expectations drive stock prices. The Fund invests in companies with strong earnings prospects that the advisor expects to produce gains over time. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. The Fund buys companies with strong earnings dynamics, and sells those when it detects deterioration in the company's earnings growth potential. Security selection is the primary means of adding investment value. The Fund uses an active trading strategy which may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you, the shareholder, at the ordinary income tax rate.

The Fund is designed to have a beta over one. "Beta" is a measure of volatility compared to the PSE 100 Technology Index ("PSE 100"). The PSE 100 has a beta of one. The higher the beta, the higher the risk and potential reward. Thus, the Fund may be expected to outperform the PSE 100 in upmarkets, and to underperform in downmarkets. Of course, there can be no assurance that these expectations will occur.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort.

Principal Risks

The Fund is designed for long-term investors who are willing to accept above-average risk and volatility in order to seek a higher rate of return over time. You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:
-	The stock market goes down
-	Since the Fund is focused on technology-related industries, it is more concentrated than stock funds investing in a broader range of industries
-

The technology sector involves special risks, such as the faster rate of change and obsolescence of technological advances, and has been among the most volatile sectors of the stock market. The Fund's share price is likely to be more volatile than other funds that do not concentrate in one market sector

-	The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result
-	The Fund's success depends largely on the advisor's ability to select favorable investments. Also, different types of investments shift in and out of favor depending on market and economic conditions
-	The Fund is subject to the risk that its principal market segment, technology stocks, may underperform compared to other market segments or to the equity markets as a whole
-

The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have a positive or negative impact on the Fund

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CSIF Technology Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the PSE 100 Technology Index. This is a widely recognized, unmanaged index of common stock prices in the technology sector. It also shows the Fund's returns compared to the Lipper Science and Technology Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other Classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

[Table replaces Bar Chart here]
CSIF Technology
Year-by-Year Total Return
(Class A return at NAV)

2001	(44.34%)

Best Quarter (of periods shown)	Q4 '01	42.56%
Worst Quarter (of periods shown)	Q3 '01	(44.84%)

Average Annual Total Returns (as of 12.31.01)

(with maximum sales charge deducted)
	1 year	5 years	10 years
CSIF Technology: Class A1	(47.00%)	N/A	N/A
CSIF Technology: Class B	(47.64%)	N/A	N/A
CSIF Technology: Class C	(45.51%)	N/A	N/A
PSE 100 Technology Index	(15.59%)	N/A	N/A
Lipper Science and Technology
Funds Average	(37.55%)	N/A	N/A

1	Since inception Class A (10/31/00) (58.94%); PSE 100 Technology Index (29.24%); and Lipper Science and Technology Funds Average (54.69%).

________________________________________________________________________________________________________________________________

CSIF Bond
Advisor	Calvert Asset Management Company, Inc.

Objective

CSIF Bond seeks to provide as high a level of current income as is consistent with prudent investment risk and preservation of capital through investment in bonds and other straight debt securities meeting the Fund's investment and social criteria.

Principal Investment Strategies

The Fund uses an active strategy, seeking relative value to earn incremental income. The Fund typically invests at least 80% of its assets in fixed income securities of any quality, with at least 65% of its assets in investment grade debt securities rated A or above.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social impact. See "Investment Selection Process."

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, for any of the following reasons:
-	The market prices of bonds decline
-	The individual bonds in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result
-	The credit quality of the securities deteriorates such as an event of bankruptcy
-	The Advisor's forecast as to interest rates is not correct
-	The Advisor's allocation among different sectors of the bond market does not perform as well as expected
-	The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.
-	The Portfolio may invest up to 35% of its net assets in below-investment grade bonds. They are subject to greater credit risk than investment grade bonds.

The Fund's active trading strategy may cause the Fund to have a relatively high amount of short term capital gains, which are taxable to you at the ordinary income tax rate.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CSIF Bond Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the Lehman Aggregate Bond Index. This is a widely recognized, unmanaged index of bond prices. It also shows the Fund's returns compared to the Lipper Corporate Debt Funds A-Rated Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other Classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

[Table replaces Bar Chart here]
CSIF Bond
Year-by-Year Total Return
(Class A return at NAV)

1992	6.72%
1993	11.64%
1994	(5.34%	)
1995	17.39%
1996	2.92%
1997	9.87%
1998	6.13%
1999	0.68%
2000	5.95%
2001	13.39%

Best Quarter (of periods shown)	Q1 '01	7.68%
Worst Quarter (of periods shown)	Q1 '94	(3.57%)

Average Annual Total Returns (as of 12.31.01)

(with maximum sales charge deducted)
	1 year	5 years	10 years
CSIF Bond: Class A	9.15%	6.30%	6.34%
CSIF Bond: Class B	8.26%	N/A	N/A
CSIF Bond: Class C	11.02%	N/A	N/A
Lehman Aggregate Bond Index TR	8.44%	7.43%	7.23%
Lipper Corporate Debt Funds
A-Rated Average	7.48%	6.24%	6.74%

________________________________________________________________________________________________________________________________

CSIF Money Market

Advisor	Calvert Asset Management Company, Inc.

Objective

CSIF Money Market seeks to provide the highest level of current income, consistent with liquidity, safety and security of capital, through investment in money market instruments meeting the Fund's investment and social criteria.

Principal Investment Strategies

The Fund invests in high quality, money market instruments, such as commercial paper, variable rate demand notes, corporate, agency and taxable municipal obligations. All investments must comply with the SEC money market fund requirements.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. See "Investment Selection Process."

Principal Risks

The Fund's yield will change in response to market interest rates. In general, as market rates go up so will the Fund's yield, and vice versa. Although the Fund tries to keep the value of its shares constant at $1.00 per share, extreme changes in market rates, and or sudden credit deterioration of a holding could cause the value to decrease. The Fund limits the amount it invests in any one issuer to try to lessen its exposure.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CSIF Money Market Performance

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance has varied from year to year. The table compares the Fund's returns over time to the Lipper Money Market Instrument Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

[Table replaces Bar Chart here]
CSIF Money Market
Year-by-Year Total Return

1992	3.27%
1993	2.54%
1994	3.64%
1995	5.25%
1996	4.83%
1997	4.95%
1998	4.93%
1999	4.62%
2000	5.81%
2001	3.57%

Best Quarter (of periods shown)	Q4 '00	1.48%
Worst Quarter (of periods shown)	Q4 '01	0.47%

Average Annual Total Returns (as of 12.31.01)

	1 year	5 years	10 years
CSIF Money Market	3.57%	4.77%	4.34%
Lipper Money Market Instrument
Funds Average	3.44%	4.71%	4.40%

For current yield information, call 800-368-2745, or visit Calvert's website at www.calvert.com.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund. Shareholder fees are paid directly from your account; annual Fund operating expenses are deducted from Fund assets.

Shareholder Fees (fees paid directly from your account)
CSIF Balanced, Equity, Enhanced Equity,
& Technology; Large Cap Growth, Calvert
Social Index Fund, Capital Accumulation,
and New Vision Small Cap	Class A	Class B	Class C

Maximum sales charge (load)
imposed on purchases	4.75%	None	None
(as a percentage of
offering price)

Maximum deferred sales
charge (load)
(as a percentage of purchase	None1	5%2	1%3
or redemption proceeds,
whichever is lower)

Low balance fee
(applies only to Enhanced Equity and
Calvert Social Index Fund for	$15/year	$15/year	$15/year
regular accounts under $5,000; IRA
accounts under $1,000 and Large Cap
Growth for all accounts under $1,000)

CWVF International Equity	Class A	Class B	Class C

Maximum sales charge (load)
imposed on purchases	4.75%	None	None
(as a percentage of
offering price)

Maximum deferred sales
charge (load)
(as a percentage of purchase	None1	5%2	1%3
or redemption proceeds,
whichever is lower)

Redemption Fee4	2%	2%	2%
(as a % of redemption proceeds)
Note: Redemption fee applies only to
purchases over $100,000 that are redeemed
or exchanged in less than 30 days.

CSIF Bond	Class A	Class B	Class C

Maximum sales charge (load)
imposed on purchases	3.75%	None	None
(as a percentage of
offering price)

Maximum deferred sales
charge (load)
(as a percentage of purchase	None1	4%5	1%3
or redemption proceeds,
whichever is lower)

CSIF Money Market		(Class O)

Maximum sales charge (load) imposed on purchases		None
(as a percentage of offering price)

Maximum deferred sales charge (load)
(as a percentage of purchase or redemption		None
proceeds, whichever is lower)

Account maintenance fee		$3/mo.
(for accounts under $1,000)

Annual Fund Operating Expenses6 (deducted from fund assets)

CSIF Balanced	Class A	Class B	Class C

Management fees	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.24%	1.00%	1.00%
Other expenses	0.26%	0.52%	0.49%
Total annual fund operating expenses	1.20%	2.22%	2.19%

CSIF Equity	Class A9	Class B	Class C

Management fees	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.33%	0.50%	0.44%
Total annual fund operating expenses	1.28%	2.20%	2.14%

Calvert Social Index Fund	Class A	Class B	Class C

Management fees	0.45%	0.45%	0.45%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	1.14%	4.22%	2.87%
Total annual fund operating expenses	1.84%	5.67%	4.32%
Fee waiver and/or expense reimbursement7	(1.09%)	(3.92%)	(2.57%)
Net expenses8	0.75%	1.75%	1.75%

CSIF Enhanced Equity	Class A	Class B	Class C

Management fees	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.43%	0.67%	0.63%
Total annual fund operating expenses	1.43%	2.42%	2.38%
Fee waiver and/or expense reimbursement7	(0.18%)	--	--
Net expenses8	1.25%	--	--

Calvert Large Cap Growth	Class A	Class B	Class C

Management fees	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	1.67%	2.49%	3.44%
Total annual fund operating expenses	2.62%	4.19%	5.14%
Fee waiver and/or expense reimbursement7	(1.32%)	(1.89%)	(2.84%)
Net expenses8, 10	1.30%	2.30%	2.30%

Calvert Capital Accumulation	Class A	Class B	Class C

Management fees	0.90%	0.90%	0.90%
Distribution and service (12b-1) fees	0.35%	1.00%	1.00%
Other expenses	0.44%	0.66%	0.59%
Total annual fund operating expenses	1.69%	2.56%	2.49%

CWVF International Equity	Class A	Class B	Class C

Management fees	1.10%	1.10%	1.10%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.50%	0.98%	0.71%
Total annual fund operating expenses	1.85%	3.08%	2.81%

Calvert New Vision Small Cap	Class A	Class B	Class C

Management fees	1.00%	1.00%	1.00%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.51%	0.87%	0.69%
Total annual fund operating expenses	1.76%	2.87%	2.69%

CSIF Technology	Class A	Class B	Class C

Management fees	1.50%	1.50%	1.50%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	3.68%	5.33%	14.88%
Total annual fund operating expenses	5.43%	7.83%	17.38%
Fee waiver and/or expense reimbursement7	(3.33%)	(4.73%)	(14.28%)
Net expenses8	2.10%	3.10%	3.10%

CSIF Bond	Class A	Class B	Class C

Management fees	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.20%	1.00%	1.00%
Other expenses	0.34%	0.54%	0.73%
Total annual fund operating expenses	1.19%	2.19%	2.38%

CSIF Money Market		Class O

Management fees		0.50%
Distribution and service (12b-1) fees		--
Other expenses		0.34%
Total annual fund operating expenses		0.84%

Explanation of Fees and Expenses Table
1

Purchases of Class A shares for accounts with $1 million or more are not subject to front-end sales charges, but may be subject to a 0.80% contingent deferred sales charge on shares redeemed within 1 year of purchase. (See "How to Buy Shares" -- Class A).

2

A contingent deferred sales charge is imposed on the proceeds of Class B shares redeemed within 6 years, subject to certain exceptions. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less, and declines from 5% in the first year that shares are held, to 4% in the second and third year, 3% in the fourth year, 2% in the fifth year, and 1% in the sixth year. There is no charge on redemptions of Class B shares held for more than six years. See "Calculation of Contingent Deferred Sales Charge."

3

A contingent deferred sales charge of 1% is imposed on the proceeds of Class C shares redeemed within one year. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less. See "Calculation of Contingent Deferred Sales Charge."

4

The redemption fee applies only to purchases over $100,000 that are redeemed or exchanged out of the Fund in less than 30 days. The fee is not charged on certain retirement platforms and other similar omnibus-type accounts. The fee, where applicable, is deducted from your redemption proceeds. It is payable to the Fund. This fee is to ensure that the portfolio trading costs are borne by investors making the transactions and not by shareholders already in the Fund.

5

A contingent deferred sales charge is imposed on the proceeds of Class B shares of CSIF Bond redeemed within 4 years, subject to certain exceptions. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less, and declines from 4% in the first year that shares are held, to 3% in the second, 2% in the third year, and 1% in the fourth year. There is no charge on redemptions of Class B shares held for more than four years. See "Calculation of Contingent Deferred Sales Charge."

6

Expenses are based on expenses for the Fund's most recent fiscal year, unless otherwise indicated. Management fees include the Subadvisory fees paid by the Advisor ("Calvert"), or in the case of Calvert Large Cap Growth, the Fund, to the Subadvisors, and the administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of Calvert. The subadvisory fees for Calvert Large Cap Growth are subject to a performance adjustment, which could cause the fee to be as high as 0.70% or as low as 0.20%, depending on the Fund's performance relative to the S&P 500 Index.

7

Calvert has agreed to limit annual fund operating expenses (net of any expense offset arrangements) through January 31, 2003 for Calvert Social Index Fund (Class A, B and C), CSIF Enhanced Equity Portfolio (Class A), Calvert Large Cap Growth Fund (Class A, B and C), and CSIF Technology Portfolio (Class A, B and C). This is the maximum amount of operating expenses that can be charged to these Funds for these periods. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, performance fee adjustments, taxes and capital items. The Fund has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Fund's uninvested cash balances. These credits are used to reduce the Fund's expenses.

8

The contractual expense caps are as follows: for Calvert Social Index Fund, 0.75% for Class A, 1.75% for Class B, and 1.75% for Class C; for CSIF Enhanced Equity, 1.25% for Class A; for Calvert Large Cap Growth, 1.50% for Class A, 2.50% for Class B, and 2.50% for Class C, and for CSIF Technology, 2.10% for Class A, 3.10% for Class B, and 3.10% for Class C. Calvert has further agreed to limit annual fund operating expenses for CSIF Technology's Class B and C at 7.50% through January 31, 2012.

9	Expenses have been restated for the upcoming fiscal year.
10	The contractual expense cap is exclusive of any performance fee adjustment. The amounts shown in the table reflects a negative 0.20% performance fee adjustment.

Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that:
-	You invest $10,000 in the Fund for the time periods indicated;
-	Your investment has a 5% return each year; and
-	The Fund's operating expenses remain the same

Although your actual costs may be higher or lower, under these assumptions your costs would be:
Number of Years
Investment is Held

CSIF Balanced	Class A	Class B*	Class B**	Class C*	Class C**

1	$591	$725	$225	$322	$222
3	838	1,094	694	685	685
5	1,103	1,390	1,190	1,175	1,175
10	1,860	2,296	2,296	2,524	2,524

CSIF Equity

1	599	723	223	317	217
3	862	1,088	688	670	670
5	1,144	1,380	1,180	1,149	1,149
10	1,947	2,301	2,301	2,472	2,472

Calvert Social Index Fund

1	548	678	178	278	178
3	925	1,741	1,341	1,076	1,076
5	1,326	2,688	2,488	1,986	1,986
10	2,446	4,555	4,555	4,317	4,317

CSIF Enhanced Equity

1	596	745	245	341	241
3	889	1,155	755	742	742
5	1,203	1,491	1,291	1,270	1,270
10	2,092	2,511	2,511	2,716	2,716

Calvert Large Cap Growth

1	601	733	233	333	233
3	1,131	1,501	1,101	1,287	1,287
5	1,687	2,182	1,982	2,339	2,339
10	3,195	3,915	3,915	4,954	4,954

Capital Accumulation

1	$639	$759	$259	$352	$252
3	982	1,196	796	776	776
5	1,349	1,560	1,360	1,326	1,326
10	2,378	2,683	2,683	2,826	2,826

CWVF International Equity

1	654	811	311	384	284
3	1,029	1,351	951	871	871
5	1,428	1,816	1,616	1,484	1,484
10	2,541	3,106	3,106	3,138	3,138

Calvert New Vision Small Cap

1	645	790	290	372	272
3	1,003	1,289	889	835	835
5	1,384	1,713	1,513	1,425	1,425
10	2,450	2,931	2,931	3,022	3,022

CSIF Technology

1	678	813	313	413	313
3	1,738	2,203	1,803	1,803	1,803
5	2,789	3,420	3,220	3,220	3,220
10	5,376	6,139	6,139	6,464	6,464

CSIF Bond

1	492	622	222	341	241
3	739	885	685	742	742
5	1,005	1,175	1,175	1,270	1,270
10	1,764	2,036	2,036	2,716	2,716

CSIF Money Market (Class O)

1	$86
3	268
5	466
10	1,037

* with redemption

** no redemption

Investment Practices and Risks

The most concise description of each Fund's principal investment strategies and associated risks is under the earlier summary for each Fund. The Funds are also permitted to invest in certain other investments and to use certain investment techniques that have higher risks associated with them. On the following pages are brief descriptions of the investments and techniques summarized earlier along with certain additional investment techniques and their risks.

For each of the investment practices listed, the following table shows each Fund's limitations as a percentage of its assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund's annual/semi-annual reports.

Key to Table

J Fund currently uses as a principal investment practice

q Permitted, but not typically used as a principal investment practice

(% of assets allowable, if restricted)

# Not permitted

xN Allowed up to x% of Fund's net assets

xT Allowed up to x% of Fund's total assets

NA Not applicable to this type of fund

	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17

CSIF Money Market	NA	NA	NA	NA	NA	NA	NA	J+	10N	#	J+	q+	q+	NA	NA	NA	NA

CSIF Bond	J	q	NA	25N	NA	J	35N ***	J	15N	NA	J	J	q	q	5T ++	5N +++	q

CSIF Technology	J	q	J	q	J	q	q	q	15N	J	q	q	q	5T	5T ++	5N +++	q

Calvert New Vision Small Cap	q	q	J	15T **	J	q 35N	5N ***	q	15N	q	q	q	q	#	5T ++	5N +++	NA

CWVF International Equity	q	q	J	J	q	q 35N	5N ***	q	15N	q	q	q	q	5T	5T ++	5N +++	NA

Capital Accumulation	q	q	J	25N	q	q	10N ***	q	15N	q	q	q	q	5T	5T ++	5N +++	q

Large Cap Growth	q	q	J	10N	q	q	20N	q	15N	q	q	q	q	q	5T ++	5N +++	NA

CSIF Enhanced Equity	q	q	J	#	NA	NA	NA	NA	15N	NA	NA	NA	NA	NA	5T ++	5N +++	NA

Calvert Social Index Fund	q	q	J	5T*	q	NA	NA	q	15N	NA	NA	NA	NA	NA	NA	5N +++	NA

CSIF Equity	q	q	J	25N	q	q	20N ***	q	15N	q	q	q	q	q	5T ++	5N +++	NA

CSIF Balanced	J	q	J	25N	q	J	20N ***	J	15N	q	J	J	q	q	5T ++	5N +++	q

Investment Practices
1

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase your tax liability. Risks: Opportunity, Market and Transaction.

2

Temporary Defensive Positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by increasing its investment in short-term interest-bearing securities. During times of any temporary defensive position, a Fund may not be able to achieve its investment objective. Risks: Opportunity.

Conventional Securities
3	Stocks in General

The Fund is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Fund is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

4

Foreign Securities. Securities issued by companies located outside the U.S. and/or traded primarily on a foreign exchange. For funds that may invest in debt, this includes debt instruments denominated in other currencies such as Eurobonds. Risks: Market, Currency, Transaction, Liquidity, Information and Political.

5

Small cap stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

6	Investment grade bonds. Bonds rated BBB/Baa or higher or comparable unrated bonds. Risks: Interest Rate, Market and Credit.

7

Below-investment grade bonds. Bonds rated below BBB/Baa or comparable unrated bonds are considered junk bonds. They are subject to greater credit risk than investment grade bonds. Risks: Credit, Market, Interest Rate, Liquidity and Information.

8

Unrated debt securities. Bonds that have not been rated by a recognized rating agency; the Advisor has determined the credit quality based on its own research. Risks: Credit, Market, Interest Rate, Liquidity and Information.

9

Illiquid securities. Securities which cannot be readily sold because there is no active market. Special Equities (venture capital private placements) and High Social Impact Investments are illiquid. Risks: Liquidity, Market and Transaction.

10

Initial Public Offerings ("IPOs"). IPOs are newly issued securities that may have volatile prices due to speculation and the lack of any established long term price history. Accordingly, IPOs and other volatile investments may magnify the performance impact when the Fund assets are small or when the Fund contains a significant amount of such investments. Currently, there is no limit on the amount of IPOs that may be purchased by the Fund provided such purchases are within the Fund's stated objectives and guidelines. Fund performance driven by IPO purchases may not continue if assets grow or IPO Fund trading changes. Risks: Market.

Unleveraged Derivative Securities
11

Asset-backed securities. Securities are backed by unsecured debt, such as credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality. Risks: Credit, Interest Rate and Liquidity.

12

Mortgage-backed securities. Securities are backed by pools of mortgages, including passthrough certificates, and other senior classes of collateralized mortgage obligations (CMOs). Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate.

13	Participation interests. Securities representing an interest in another security or in bank loans. Risks: Credit, Interest Rate and Liquidity.

14

Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Risks: Currency, Leverage, Correlation, Liquidity and Opportunity.

Leveraged Derivative Instruments

15

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Fund will write call options only if it already owns the security (if it is "covered"). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

16

Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

17

Structured securities. Indexed and/or leveraged mortgage-backed and other debt securities, including principal-only and interest-only securities, leveraged floating rate securities, and others. These securities tend to be highly sensitive to interest rate movements and their performance may not correlate to these movements in a conventional fashion. Risks: Credit, Interest Rate, Extension, Prepayment, Market, Leverage, Liquidity and Correlation.

*

Calvert Social Index Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all of the stocks that comprise the Index. The Index (and hence the Fund) may include securities issued by companies located outside the US but only if they are traded primarily on the NYSE or AMEX/NASDAQ.

**	New Vision Small Cap may invest only in American Depository Receipts (ADRs) -- dollar-denominated receipts representing shares of a foreign issuer. ADRs are traded on US exchanges. See the SAI.
***	Excludes any high social impact investments.
+	Must be money-market eligible under SEC Rule 2a-7.
++	Based on net premium payments.
+++	Based on initial margin required to establish position.

The Funds have additional investment policies and restrictions (for example, repurchase agreements, borrowing, pledging, and reverse repurchase agreements, securities lending, when-issued securities, swap agreements and short sales.) These policies and restrictions are discussed in the Statement of Additional Information ("SAI").

Types of Investment Risk

Correlation risk

This occurs when a Fund "hedges"- uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected or undesired results may occur. For example, a hedge may eliminate or reduce gains as well as offset losses.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Fund buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.

Extension risk

The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk

The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Management risk

The risk that a Fund's portfolio management practices might not work to achieve their desired result.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur with foreign investments, and means that the value of an investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Prepayment risk

The risk that unanticipated prepayments may occur, reducing the value of a mortgage-backed security. The Fund must then reinvest those assets at the current, market rate which may be lower.

Transaction risk

The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

What is Indexing? (Calvert Social Index Fund)

An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance. An index (or "passively managed") fund tries to match, as closely as possible, the performance of an established target index.

Index funds are not actively managed by investment advisors who buy and sell securities based on research and analysis in an attempt to outperform a particular benchmark or the market as a whole. Rather, index funds simply attempt to mirror what the target index does, for better or for worse. The socially responsible criteria used by the Calvert Social Index may result in economic sector weightings that are significantly different from those of the overall market.

To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Fund may invest, to a limited extent in stock futures contracts, or other registered investment companies. The Fund may purchase U.S. Treasury securities in connection with its hedging activities.

The Fund uses a replication method of indexing. If assets should ever decline to below $20 million, it may use the sampling method.

Although index funds, by their nature tend to be tax-efficient investment vehicles, the Fund generally is managed without regard to tax ramifications.

Investment Selection Process

Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria.

Potential investments for a Fund are first selected for financial soundness and then evaluated according to that Fund's social criteria. To the greatest extent possible, the Funds seek to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria. Investments for all Funds must meet the minimum standards for all its financial and social criteria.

Although each Fund's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, Calvert and the Subadvisors of the Funds believe there are sufficient investment opportunities to permit full investment among issuers which satisfy each Fund's investment and social objectives.

The selection of an investment by a Fund does not constitute endorsement or validation by that Fund, nor does the exclusion of an investment necessarily reflect failure to satisfy the Fund's social criteria. Investors are invited to send a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria

The Funds invest in accordance with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. In addition, we believe that there are long-term benefits in an investment philosophy that demonstrates concern for the environment, labor relations, human rights and community relations. Those enterprises that exhibit a social awareness in these issues should be better prepared to meet future societal needs. By responding to social concerns, these enterprises should not only avoid the liability that may be incurred when a product or service is determined to have a negative social impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to society. These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to seek to provide a positive return to both investors and society as a whole.

Each Fund has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisors. All social criteria may be changed by the Board of Trustees/Directors without shareholder approval.

CSIF Portfolios, Calvert Capital Accumulation, Calvert Social Index Fund, Calvert Large Cap Growth, and Calvert New Vision Small Cap:

These Funds seek to invest in companies that:
-

Deliver safe products and services in ways that sustain our natural environment. For example, The Funds look for companies that produce energy from renewable resources, while avoiding consistent polluters.

-	Manage with participation throughout the organization in defining and achieving objectives. For example, The Funds look for companies that offer employee stock ownership or profit-sharing plans.

-

Negotiate fairly with their workers, provide an environment supportive of their wellness, do not discriminate on the basis of race, gender, religion, age, disability, ethnic origin, or sexual orientation, do not consistently violate regulations of the EEOC, and provide opportunities for women, people of color, disadvantaged minorities, and others for whom equal opportunities have often been denied. For example, the Funds consider both unionized and non-union firms with good labor relations.

-

Foster awareness of a commitment to human goals, such as creativity, productivity, self-respect and responsibility, within the organization and the world, and continually recreate a context within which these goals can be realized. For example, the Funds look for companies with an above average commitment to community affairs and charitable giving.

These Funds seek to avoid investing in companies that Calvert determines to be significantly engaged in:
-	Business activities in support of repressive regimes
-	Production, or the manufacture of equipment, to produce nuclear energy
-	Manufacture of weapon systems
-	Manufacture of alcoholic beverages or tobacco products
-	Operation of gambling casinos
-	A pattern and practice of violating the rights of American Indians and other indigenous peoples

With respect to U.S. government securities, CSIF invests primarily in debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government whose purposes further, or are compatible with, the Fund's social criteria, such as obligations of the Student Loan Marketing Association, rather than general obligations of the U.S. Government, such as Treasury securities.

Calvert World Values International Equity:

The spirit of CWVF International Equity's social criteria is similar to CSIF, but the application of the social analysis is significantly different. International investing brings unique challenges in terms of corporate disclosure, regulatory structures, environmental standards, and differing national and cultural priorities. Due to these factors, the CWVF International Equity social investment standards are less stringent than those of CSIF.

CWVF International Equity seeks to invest in companies that:
-

Achieve excellence in environmental management. We select investments that take positive steps toward preserving and enhancing our natural environment through their operations and products. We seek to avoid companies with poor environmental records.

-

Have positive labor practices. We consider the International Labor Organization's basic conventions on worker rights as a guideline for our labor criteria. We seek to invest in companies that hire and promote women and ethnic minorities; respect the right to form unions; comply, at a minimum, with domestic hour and wage laws; and provide good health and safety standards. We seek to avoid companies that demonstrate a pattern of engaging in forced, compulsory, or child labor.

CWVF International Equity seeks to avoid investing in companies that:
-	Contribute to human rights abuses in other countries.1

-	Produce nuclear power or nuclear weapons, or have more than 10% of revenues derived from the production or sale of weapons systems.

-

Derive more than 10% of revenues from the production of alcohol or tobacco products, but actively seeks to invest in companies whose products or services improve the quality of or access to health care, including public health and preventative medicine.

-	Are significantly engaged in a pattern and practice of violating the rights of indigenous peoples. We also support the promotion of positive portrayals of indigenous peoples and their heritage.

1	CWVF International Equity may invest in companies that operate in countries with poor human rights records if we believe the companies are making a positive contribution.

Special Investment Programs

As part of Calvert's and our shareholders' ongoing commitment to providing and fostering innovative initiatives, the various Funds invest a small percentage of their respective assets in special investment programs -- High Social Impact Investments, Special Equities, and the Calvert Manager Discovery Program. Each Fund remains committed to delivering financial performance and societal impact. The amount invested by any one Fund in these programs together ranged from 0.54% to 6.72% of assets, as of September 30, 2002.

High Social Impact Investments

CSIF Balanced, Bond, Technology and Equity, Calvert World Values International Equity, Capital Accumulation, New Vision Small Cap, Calvert Social Index Fund, and Large Cap Growth

High Social Impact Investments is a program that targets a percentage of the Fund's assets (up to 1% for each of CSIF Balanced, CSIF Equity, CSIF Technology and CSIF Bond, Calvert Social Index Fund, Large Cap Growth, and New Vision Small Cap and up to 3% for each of CWVF International Equity and Capital Accumulation) to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development, and economic and social development of urban and rural communities. These types of investments offer a rate of return below the then-prevailing market rate, and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment grade securities. However, they have a significant social return by making a tremendous difference in our local communities. High Social Impact Investments are valued under the direction and control of the Funds' Boards.

Pursuant to an exemptive order, the Funds invest those assets allocated for investment in high social impact investments through the purchase of Community Investment Notes from the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from Calvert Group, organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets directly in non-profit or not-for-profit community development organizations and community development banks that focus on low income housing, economic development and business development in urban and rural communities. The Funds may also invest directly in high social impact issuers.

Investments in High Social Impact Investments may hinder the Calvert Social Index Fund's ability to track the Index. For this reason, the Fund limits the amount of such investments to only 1% of Fund assets, and will not engage in this program until reaching $50 million in assets.

Special Equities

CSIF Balanced, CSIF Equity, Calvert World Values International Equity, and Capital Accumulation each have a Special Equities investment program that allows the Fund to promote especially promising approaches to social goals through privately placed investments. The investments are generally venture capital privately placed investments in small, untried enterprises. These include pre-IPO companies and private funds. The Special Equities Committee of each Fund identifies, evaluates, and selects the Special Equities investments. Special Equities involve a high degree of risk -- they are subject to liquidity, information, and if a debt investment, credit risk. Special Equities are valued under the direction and control of the Funds' Boards. The Calvert Social Index Fund may engage in this program upon reaching $50 million in assets. Special Equities investments are limited to only 1% of the Calvert Social Index Fund's assets, and to 10% of the assets of each of CSIF Balanced, CSIF Equity, CWVF International Equity, and Capital Accumulation.

Manager Discovery Program

As part of Calvert's and CSIF shareholders' ongoing commitment to promoting equal opportunity, Calvert has introduced the Manager Discovery Program as a component of the CSIF Balanced Portfolio. The program allocates up to 5% of the CSIF Balanced Portfolio assets to strong performing yet often overlooked minority and women-owned money management firms. These firms must have a proven track record and investment discipline that mirror the investment objectives of the CSIF Balanced Portfolio. The Manager Discovery Program brings a dynamic new perspective to the Portfolio, while maintaining Calvert's long-standing commitment to seeking financial performance and societal impact.

Shareholder Advocacy and Social Responsibility

As the Fund's investment advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert seeks to positively influence corporate behavior through its role as a shareholder by pushing companies toward higher standards of social and environmental responsibility. Calvert's activities may include but are not limited to:

Dialogue with companies

Calvert regularly initiates dialogue with management as part of its social research process. After the Fund has become a shareholder, Calvert often continues its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management's successes and challenges and presses for improvement on issues of concern.

Proxy voting

As a shareholder in the various portfolio companies, the Fund is guaranteed an opportunity each year to express its views on issues of corporate governance and social responsibility at annual stockholder meetings. Calvert takes its voting responsibility seriously and votes all proxies consistent with the financial and social objectives of the Fund.

Shareholder resolutions

Calvert proposes resolutions on a variety of social issues. It files shareholder resolutions when its dialogue with corporate management proves unsuccessful to encourage a company to take action. In most cases, Calvert's efforts have led to negotiated settlements with positive results for shareholders and companies alike. For example, one of its shareholder resolutions resulted in the company's first-ever disclosure of its equal employment policies, programs and workforce demographics.

About Calvert

Calvert Asset Management Company, Inc. (Calvert), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the Funds' investment advisor. Calvert provides the Funds with investment supervision and management and office space; furnishes executive and other personnel to the Funds, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of Calvert. It has been managing mutual funds since 1976. Calvert is the investment advisor for over 25 mutual fund portfolios, including the first and largest family of socially screened funds. As of December 31, 2001, Calvert had over $7 billion in assets under management.

Calvert uses a team approach to its management of CSIF Bond (since February 1997) and the fixed-income assets of CSIF Balanced (June 1995). Reno J. Martini, Senior Vice President and Chief Investment Officer, heads this team and oversees the investment strategy and management of all Calvert Funds for Calvert while Gregory Habeeb manages the day-to-day investments of Calvert's taxable fixed-income portfolios. Mr. Habeeb has over 20 years of experience as an analyst, trader, and portfolio manager.

Subadvisors and Portfolio Managers

Brown Capital Management, Inc.; 1201 North Calvert Street, Baltimore, Maryland 21202, has managed part of the equity investments of CSIF Balanced since 1996, and Capital Accumulation since 1994. In 1997, Brown Capital became the sole Subadvisor for Capital Accumulation. It uses a bottom-up approach that incorporates growth-adjusted price earnings, concentrating on mid-/large-cap growth stocks.

Eddie C. Brown, founder and President of Brown Capital Management, Inc., heads the portfolio management team for Capital Accumulation and Brown Capital's portion of CSIF Balanced. He brings over 24 years of management experience to the Funds, and has held positions with T. Rowe Price Associates and Irwing Management Company. Mr. Brown is a frequent panelist on "Wall Street Week with Louis Rukeyser" and is a member of the Wall Street Week Hall of Fame.

SSgA Funds Management, Inc (SSgA FM); Two International Place, Boston, MA 02110, is a subsidiary of State Street Corporation. SSgA FM is an adviser registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940. SSgA FM is the successor to State Street Global Advisors (SSgA), a division of State Street Bank and Trust Company.

SSgA FM's portfolio management team for both CSIF Enhanced Equity and CSIF Balanced is headed by Douglas Holmes, CFA. Doug is a Principal of State Street Global Advisors and heads the Global Enhanced Equity Group. He specializes in portfolio construction, risk control, and implementation of enhanced equity portfolios. Doug is the co-inventor of SPDRs and continues to be involved in all related products discussed or created by the firm. Prior to joining State Street in 1984, Doug was a partner at Lovett, Ward & Bertelsen. Before this, he was affiliated with Batterymarch Financial Management and was a member of the New Product Committee of the American Stock Exchange. Doug has been working in the investment management industry since 1980. Doug has a BS in Mathematics from Northeastern University.

Atlanta Capital Management Company, L.L.C.; Two Midtown Plaza, Suite 1600, 1349 West Peachtree Street, Atlanta, GA 30309, has managed CSIF Equity since September 1998.

Daniel W. Boone, III, C.F.A. heads the Atlanta portfolio management team for CSIF Equity. He is a senior Partner and senior investment professional for Atlanta Capital. He has been with the firm since 1976. He specializes in equity portfolio management and research. Before joining the firm, he held positions with the international firm of Lazard, Freres in New York, and Wellington Management Company. Mr. Boone has earned a MBA from the Wharton School of University of Pennsylvania, where he graduated with distinction, and a B.A. from Davidson College.

Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"); 40 Rowes Wharf, Boston, Massachusetts, 02110 manages the Calvert World Values International Equity Fund.

Thomas Hancock and Christopher M. Darnell co-head the portfolio management team for the Portfolio. Mr. Hancock joined the firm in 1995, serving as a research analyst. He became a member of the firm in 2000 and is currently engaged in global quantitative equities portfolio management. Prior to joining the firm, he was a research scientist at Siemens and a software engineer at IBM. Mr. Hancock attended Rensselaer Polytechnic Institute (B.S.) and Harvard University (Ph.D.).

Mr. Darnell joined the firm in 1979, serving as a research analyst. He became a member of the firm in 1984 and Head of Quantitative Research in 1996. He has also served as Chief Investment Officer of Quantitative Investment Products and Chairman of the U.S. Equity Investment Policy Group at GMO. Prior to joining the firm, Mr. Darnell attended Yale University (B.A.) and Harvard University (M.B.A.).

Awad Asset Management, Inc. (Awad); 250 Park Avenue, New York, NY 10177, a subsidiary of Raymond James & Associates, has managed the New Vision Small Cap Fund since 1997. The firm specializes in the management of small-capitalization growth stocks. They emphasize a growth-at-a-reasonable-price investment philosophy.

James Awad, President of Awad, founded the firm in 1992. He heads the portfolio management team for New Vision Small Cap. Mr. Awad has more than 30 years experience in the investment business, holding positions with firms such as Neuberger & Berman and First Investors Corporation.

Bridgeway Capital Management, Inc.; 5615 Kirby Drive, Suite 518, Houston Texas 77005-2448, has managed Calvert Large Cap Growth (previously the Bridgeway Fund, Inc. Social Responsibility Portfolio) since its inception in 1994.

John Montgomery, founder and President of Bridgeway Capital Management, Inc., is responsible for selecting the securities that the Fund purchases and sells. Mr. Montgomery holds bachelor degrees from Swarthmore College in both engineering and philosophy and graduate degrees from MIT and Harvard Business School. He worked with computer modeling and quantitative methods as a research engineer at MIT in the late 70's. Later, as a student at Harvard, he investigated methods to apply modeling to portfolio management. Mr. Montgomery began applying these methods to his own investments in 1985. He left the transportation industry at the end of 1991 to perform full time research on his investment models.

World Asset Management, a division of Munder Capital Management; 255 E. Brown St., Birmingham, MI 48009, is the Subadvisor for Calvert Social Index Fund. It has been in the index business since the mid 1970s and specializes in passive portfolio management technique. It has managed the Fund since inception.

Turner Investment Partners, Inc.; 1235 Westlakes Drive, Berwyn, Pennsylvania 19312, has managed CSIF Technology since inception. It uses a disciplined approach to investing in growth stocks based on the premise that earnings expectations drive stock prices.

Bob Turner is the founder, chairman, and chief investment officer of Turner Investment Partners. He heads the Fund's portfolio management team. A Chartered Financial Analyst, he was previously senior investment manager with Meridian Investment Company.

Profit Investment Management; 8720 Georgia Avenue, Suite 808, Silver Spring, Maryland 20910, manages a portion of the equity assets of CSIF Balanced Portfolio. Profit is a part of Calvert's Manager Discovery Program.

Eugene A. Profit founded Profit Investment Management in 1996. He serves as president and chief investment officer, as well as portfolio manager of the Profit Value Fund. He holds a BA in economics from Yale University.

Each of the Funds has obtained an exemptive order from the Securities and Exchange Commission to permit the Fund, pursuant to approval by the Board of Trustees/Directors, to enter into and materially amend contracts with the Fund's Subadvisor without shareholder approval. See "Investment Advisor and Subadvisor" in the SAI for further details.

Advisory Fees

The following table shows the aggregate annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets. This figure is the total of all Advisory fees (paid to Calvert) and Subadvisory fees (paid to applicable Subadvisors, if any, by Calvert or the Fund). Note, it does not include any administrative service fees.
Fund	Advisory Fee
CSIF Balanced	0.42%
CSIF Equity	0.50%
Calvert Social Index Fund	0.225%
CSIF Enhanced Equity	0.60%
Calvert Large Cap Growth	0.70%	1
Capital Accumulation	0.65%
CWVF International Equity	0.75%
Calvert New Vision Small Cap	0.75%
CSIF Technology	1.25%
CSIF Bond	0.35%
CSIF Money Market	0.30%
1

This includes a 0.45% subadvisory fee the Fund pays directly to the Subadvisor. The Subadvisor may earn (or have its base fee reduced by) a performance adjustment of plus or minus 0.25%, based on the extent to which performance of the Fund exceeds or trails the index against which it is measured.

HOW TO BUY SHARES

Getting Started -- Before You Open an Account

You have a few decisions to make before you open an account in a mutual fund.
First, decide which fund or funds best suits your needs and your goals.

Second, decide what kind of account you want to open. Calvert offers individual, joint, trust, Uniform Gifts/Transfers to Minor Accounts, Traditional, Education and Roth IRAs, Qualified Profit-Sharing and Money Purchase Plans, SIMPLE IRAs, SEP-IRAs, 403(b)(7) accounts, and several other types of accounts. Minimum investments are lower for the retirement plans.

Then decide which class of shares is best for you. You should make this decision carefully, based on:

-	the amount you wish to invest;
-	the length of time you plan to keep the investment; and
-	the Class expenses.

Choosing a Share Class

CSIF Money Market offers only one class of shares (Class O), which is sold without a sales charge. The other Funds in this prospectus offer three different Classes (Class A, B, and C). This chart shows the difference in the Classes and the general types of investors who may be interested in each Class:

Class A: Front-End Sales Charge	Class B: Deferred Sales Charge for 6 years (4 years for CSIF Bond)	Class C: Deferred Sales Charge for 1 year

For all investors, particularly those investing a substantial amount who plan to hold the shares for a long period of time.	For investors who plan to hold the shares at least 6 years (4 for CSIF Bond). The expenses of this class are higher than Class A, because of the 12b-1 fee.	For investors who are investing for at least one year, but less than six years. The expenses of this Class are higher than Class A, because of the 12b-1 fee.

Sales charge on each purchase of 4.75% or less (3.75% or less for CSIF Bond), depending on the amount you invest.

No sales charge on each purchase, but if you sell your shares within 6 years, you will pay a deferred sales charge of 5% or less on shares you sell (4% or less on shares of CSIF Bond you sell within 4 years of purchase).

No sales charge on each purchase, but if you sell shares within 1 year, then you will pay a deferred sales charge of 1% at that time.

Class A shares have annual 12b-1 fee of up to 0.35%.	Class B shares have an annual 12b-1 fee of 1.00%.	Class C shares have an annual 12b-1 fee of 1.00%.

Class A shares have lower annual expenses due to a lower 12b-1 fee.	Your shares will automatically convert to Class A shares after 8 years (6 years for CSIF Bond), reducing your future annual expenses.	Class C shares have higher annual expenses than Class A and there is no automatic conversion to Class A.

Purchases of Class A shares at NAV for accounts with $1,000,000 or more on which a finder's fee has been paid will be subject to a 0.80% deferred sales charge for 1 year.	If you are investing more than $250,000, you should consider investing in Class A or C.	If you are investing more than $1,000,000, you should invest in Class A.

Class A

If you choose Class A, you will pay a sales charge at the time of each purchase. This table shows the charges both as a percentage of offering price and as a percentage of the amount you invest. The term "offering price" includes the front-end sales charge. If you invest more, the percentage rate of sales charge will be lower. For example, if you invest more than $50,000, or if your cumulative purchases or the value in your account is more than $50,000,4 then the sales charge is reduced to 3.75%.

CSIF Balanced, Equity,
Technology, Enhanced Equity,
Capital Accumulation,			CSIF Bond
CWVF International Equity,
Calvert New Vision Small Cap,
Calvert Social Index Fund

Your investment in	Sales Charge % of offering	% of Amt.	Sales Charge % of offering	% of Amt.
Class A shares	price	Invested	price	Invested

Less than $50,000	4.75%	4.99%	3.75%	3.90%
$50,000 but less than $100,000	3.75%	3.90%	3.00%	3.09%
$100,000 but less than $250,000	2.75%	2.83%	2.25%	2.30%
$250,000 but less than $500,000	1.75%	1.78%	1.75%	1.78%
$500,000 but less than $1,000,000	1.00%	1.01%	1.00%	1.01%
$1,000,000 and over	None5	None5	None5	None5

4

This is called "Rights of Accumulation." The sales charge is calculated by taking into account not only the dollar amount of the new purchase of shares, but also the higher of cost or current value of shares you have previously purchased in Calvert Funds that impose sales charges. This automatically applies to your account for each new purchase of Class A shares.

5

Purchases of Class A shares at NAV for accounts with $1,000,000 or more on which a finder's fee has been paid are subject to a one year CDSC of 0.80%. See the "Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charges."

The Class A front-end sales charge may be waived for certain purchases or investors, such as participants in certain group retirement plans or other qualified groups and clients of registered investment advisers. For details on these and other purchases that may qualify for a reduced sales charge, see Exhibit A.

Class B

If you choose Class B, there is no front-end sales charge like Class A, but if you sell the shares within the first 6 years (or 4 years for CSIF Bond), you will have to pay a "contingent deferred" sales charge ("CDSC"). This means that you do not have to pay the sales charge unless you sell your shares within the first 6 years after purchase (or 4 years for CSIF Bond). Keep in mind that the longer you hold the shares, the less you will have to pay in deferred sales charges.

	CSIF Balanced, Equity, Technology, Enhanced Equity; Capital Accumulation CWVF International Equity Calvert New Vision Small Cap Calvert Social Index Fund Calvert Large Cap Growth	CSIF Bond

Time Since Purchase	CDSC	CDSC
1st year	5%	4%
2nd year	4%	3%
3rd year	4%	2%
4th year	3%	1%
5th year	2%	None
6th year	1%	None
After 6 years	None	None

Calculation of Contingent Deferred Sales Charge

and Waiver of Sales Charges

The CDSC will not be charged on shares you received as dividends or from capital gains distributions or on any capital appreciation (gain in the value) of shares that are sold.

Shares that are not subject to the CDSC will be redeemed first, followed by shares you have held the longest. The CDSC is calculated by determining the share value at both the time of purchase and redemption and then multiplying whichever value is less by the percentage that applies as shown above. For example, if you invested $5,000 in CSIF Equity Class B shares three years ago, and it is now worth $5,750, the CDSC will be calculated by taking the lesser of the two values ($5,000), and multiplying it by 4%, for a CDSC of $200. If you choose to sell only part of your shares, the capital appreciation for those shares only is included in the calculation, rather than the capital appreciation for the entire account.

The CDSC on Class B Shares will be waived in the following circumstances:
-	Redemption upon the death or disability of the shareholder, plan participant, or beneficiary.6
-	Minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older.7
-	The return of an excess contribution or deferral amounts, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code.
-	Involuntary redemptions of accounts under procedures set forth by the Fund's Board of Trustees/Directors.
-	A single annual withdrawal under a systematic withdrawal plan of up to 10% per year of the shareholder's account balance, but no sooner than nine months from purchase date.8

Class C

If you choose Class C, there is no front-end sales charge like Class A, but if you sell the shares within the first year, you will have to pay a 1% CDSC. Class C may be a good choice for you if you plan to buy shares and hold them for at least 1 year, but not more than five or six years.

Distribution and Service Fees

Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to pay distribution fees for the sale and distribution of its shares. The distribution plan also pays service fees to persons (such as your financial professional) for services provided to shareholders. Because these fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Please see Exhibit B for more service fee information.
6	"Disability" means a total disability as evidenced by a determination by the federal Social Security Administration.
7	The maximum amount subject to this waiver is based only upon the shareholder's Calvert retirement accounts.
8	This systematic withdraw plan requires a minimum account balance of $50,000 to be established.

The table below shows the maximum annual percentage payable under the distribution plan, and the amount actually paid by each Fund for the most recent fiscal year. The fees are based on average daily net assets by particular Class.
Maximum Payable under Plan/Amount Actually Paid

CSIF Money Market	0.25%/0.00%

	Class A	Class B	Class C
CSIF Balanced	0.35%/0.24%	1.00%/1.00%	1.00%/1.00%
CSIF Equity	0.35%/0.23%	1.00%/1.00%	1.00%/1.00%
Calvert Social Index Fund	0.25%/0.25%	1.00%/1.00%	1.00%/1.00%
CSIF Enhanced Equity	0.25%/0.25%	1.00%/1.00%	1.00%/1.00%
Calvert Large Cap Growth	0.25%/0.25%	1.00%/1.00%	1.00%/1.00%
Capital Accumulation	0.35%/0.35%	1.00%/1.00%	1.00%/1.00%
CWVF International Equity	0.35%/0.25%	1.00%/1.00%	1.00%/1.00%
New Vision Small Cap	0.25%/0.25%	1.00%/1.00%	1.00%/1.00%
CSIF Technology	0.25%/0.25%	1.00%/1.00%	1.00%/1.00%
CSIF Bond	0.35%/0.20%	1.00%/1.00%	1.00%/1.00%

Next Step -- Account Application

Complete and sign an application for each new account. When multiple classes of shares are offered, please specify which class you wish to purchase. For more information, contact your financial professional or our shareholder services department at 800-368-2748.

Minimum To Open an Account

CSIF Balanced	$1,000
CSIF Equity	$1,000
CSIF Bond	$1,000
CSIF Money Market	$1,000

Calvert Large Cap Growth	$2,000
CWVF International Equity	$2,000
Capital Accumulation	$2,000
New Vision Small Cap	$2,000
CSIF Technology	$2,000

CSIF Enhanced Equity	$5,000
Calvert Social Index Fund	$5,000 ($2,000 for IRAs)

Minimum additional investments

$250; The Funds may charge a $2.00 service fee on purchases of less than $250.

Please make your check payable to the Fund and mail it to:

New Accounts	Subsequent investments
(include application):	(include investment slip):
Calvert	Calvert
P.O. Box 219544	P.O. Box 219739
Kansas City, MO 64121-9544	Kansas City, MO 64121-9739

By Registered,	Calvert
Certified, or	c/o NFDS
Overnight Mail	330 West 9th Street
Kansas City, MO 64105-1807

At the Calvert Office	Visit the Calvert Office to make investments by check.
See the back cover page for the address.

IMPORTANT -- HOW SHARES ARE PRICED

The price of shares is based on each Fund's net asset value ("NAV"). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If a Fund has more than one class of shares, the NAV of each class will be different, depending on the number of shares outstanding for each class.

Portfolio securities and other assets are valued based on market quotations.

CSIF Money Market is valued according to the "amortized cost" method, which is intended to stabilize the NAV at $1 per share. If market quotations are not readily available, securities are valued by a method that the Fund's Board of Trustees/Directors believes accurately reflects fair value. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (normally 4 p.m. ET). Each Fund is open for business each day the NYSE is open.

Some Funds hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. These Funds do not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund's shares may change on days when you will not be able to buy or sell your shares.

WHEN YOUR ACCOUNT WILL BE CREDITED

Your purchase will be processed at the next NAV calculated after your order is received and in good order. All of your purchases must be made in US dollars.

No cash or third party checks will be accepted. No credit card or credit loan checks will be accepted. Each Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. As a convenience, check purchases received at Calvert's office in Bethesda, Maryland will be sent by overnight delivery to the Transfer Agent and will be credited the next business day upon receipt. Any check purchase received without an investment slip may cause delayed crediting. Any purchase less than the $250 minimum for subsequent investments may be charged a service fee of $2. If your check does not clear your bank, your purchase will be canceled and you will be charged a $25 fee plus any costs incurred. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share).

CSIF Money Market

Your purchase will be credited at the net asset value calculated after your order is received and accepted. If the Transfer Agent receives your wire purchase by 5 p.m. ET, your account will begin earning dividends on the next business day. Exchanges begin earning dividends the next business day after the exchange request is received by mail or telephone. Purchases received by check will begin earning dividends the next business day after they are credited to the account.

OTHER CALVERT FEATURES

Calvert Information Network

For 24 hour performance and account information call 800-368-2745 or visit www.calvert.com

You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of one phone call, 24 hours a day.

Note: The information on our website is not incorporated by reference into this prospectus; our website address is included as an inactive textual reference only.

Account Services

By signing up for services when you open your account, you avoid having to obtain a signature guarantee. If you wish to add services at a later date, a signature guarantee to verify your signature may be obtained from any bank, trust company and savings and loan association, credit union, broker-dealer firm or member of a domestic stock exchange. A notary public cannot provide a signature guarantee.

Calvert Money Controller

Calvert Money Controller allows you to purchase or sell shares by electronic funds transfer without the time delay of mailing a check or the added expense of a wire. Use this service to transfer up to $300,000 electronically. Allow one or two business days after you place your request for the transfer to take place. Money transferred to purchase new shares will be subject to a hold of up to 10 business days before redemption requests are honored. Transaction requests must be received by 4 p.m. ET. You may request this service on your initial account application. Calvert Money Controller transactions returned for insufficient funds will incur a $25 charge.

Telephone Transactions

You may purchase, redeem, or exchange shares, wire funds and use Calvert Money Controller by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Fund, the shareholder servicing agent and their affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for most transactions; please review this statement and verify the accuracy of your transaction immediately.

Exchanges

Calvert offers a wide variety of investment options that includes common stock funds, tax-exempt and corporate bond funds, and money market funds (call your broker or Calvert representative for more information). We make it easy for you to purchase shares in other Calvert funds if your investment goals change. The exchange privilege offers flexibility by allowing you to exchange shares on which you have already paid a sales charge from one mutual fund to another at no additional charge.

Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Before you make an exchange, please note the following:

Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss.

You may exchange shares acquired by reinvestment of dividends or distributions into another Calvert Fund at no additional charge.

Shares may only be exchanged for shares of the same class of another Calvert Fund.

No CDSC is imposed on exchanges of shares subject to a CDSC at the time of the exchange. The applicable CDSC is imposed at the time the shares acquired by the exchange are redeemed.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

Each Fund and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order; modify any terms or conditions of purchase of shares of any Fund; or withdraw all or any part of the offering made by this prospectus. To protect the interests of investors, each Fund and the distributor may reject any order considered market-timing activity.

Each Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Electronic Delivery of Prospectuses and Shareholder Reports

You may request to receive electronic delivery of prospectuses and annual and semi annual reports.

Combined General Mailings (Householding)

Multiple accounts with the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call customer service at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above.

Special Services and Charges

Each Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account or a stop payment on a draft. You may be required to pay a fee for these special services; for example, the fee for stop payments is $25. CSIF Money Market will charge a service fee of $25 for drafts returned for insufficient or uncollected funds.

If you are purchasing shares through a program of services offered by a broker/dealer or financial institution, you should read the program materials together with this Prospectus. Certain features may be modified in these programs. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

Minimum Account Balance

Please maintain a balance in each of your Fund accounts of at least $1,000 per class ($5,000 for CSIF Enhanced Equity and Calvert Social Index Fund). If the balance in your account falls below the minimum during a month, a fee may be charged to your account (CSIF Money Market, $3/month; CSIF Enhanced Equity, Calvert Large Cap Growth and Calvert Social Index Fund $15/year).

If the balance in your account falls below the minimum during a month, the account may be closed and the proceeds mailed to the address of record. You will receive notice that your account is below the minimum, and will be closed if the balance is not brought up to the required minimum within 30 days.

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each Fund pays dividends from its net investment income as shown below. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes.
CSIF Money Market	Accrued daily, paid monthly
CSIF Bond	Paid monthly
CSIF Balanced	Paid quarterly
CSIF Equity	Paid annually
Calvert Social Index Fund	Paid annually
CSIF Enhanced Equity	Paid annually
Calvert Large Cap Growth	Paid annually
Capital Accumulation	Paid annually
CWVF International Equity	Paid annually
New Vision Small Cap	Paid annually
CSIF Technology	Paid annually

Dividend Payment Options

Dividends and any distributions are automatically reinvested in the same Fund at NAV (without sales charge), unless you elect to have amounts of $10 or more paid in cash (by check or by Calvert Money Controller). Dividends and distributions from any Calvert Fund may be automatically invested in an identically registered account in any other Calvert Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify the Funds in writing to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the US Postal Service returns the check as undeliverable, it, as well as future dividends and distributions, will be reinvested in additional shares. No dividends will accrue on amounts represented by uncashed distribution or redemption checks.

Buying a Dividend (Not Applicable to Money Market Funds)

At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend") you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes

In January, each Fund will mail you Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

For Non-Money Market Funds

You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares which were sold. In January, these Funds will mail you Form 1099-B indicating the total amount of all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other Tax Information

In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from US government securities. Such dividends may be exempt from certain state income taxes.

Taxpayer Identification Number

If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires us to withhold 31% of your reportable dividends, and possibly 31% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

HOW TO SELL SHARES

You may redeem all or a portion of your shares on any day your Fund is open for business, provided the amount requested is not on hold. When you purchase by check or with Calvert Money Controller (electronic funds transfer), the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, redemptions proceeds will not be sent until the Transfer Agent is reasonably satisfied that the purchase payment has been collected. Drafts written on CSIF Money Market during the hold period will be returned for uncollected funds. Your shares will be redeemed at the next NAV calculated after your redemption request is received by the transfer agent in good order (less any applicable CDSC or redemption fee). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to seven (7) days to make payment. Calvert Money Controller redemptions generally will be credited to your bank account by the second business day after your phone call. The Funds have the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. When the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed. Please note that there are some federal holidays, however, such as Columbus Day and Veterans' Day, when the NYSE is open and the Fund is open but redemptions cannot be mailed or wired because the post offices and banks are closed.

Follow these suggestions to ensure timely processing of your redemption request:

By Telephone

You may redeem shares from your account by telephone and have your money mailed to your address of record or electronically transferred or wired to a bank you have previously authorized. A charge of $5 may be imposed on wire transfers of less than $1,000.

Written Requests

Calvert, P.O. Box 219544, Kansas City, MO 64121-9544

Your letter should include your account number and fund and the number of shares or the dollar amount you are redeeming. Please provide a daytime telephone number, if possible, for us to call if we have questions. If the money is being sent to a new bank, person, or address other than the address of record, your letter must be signature guaranteed.

Draftwriting (CSIF Money Market only)

You may redeem shares in your CSIF Money Market account by writing a draft for at least $250. If you complete and return the signature card for draftwriting, the Portfolio will mail bank drafts to you, printed with your name and address. Drafts may not be ordered until your initial purchase has cleared. Calvert will provide printed drafts (checks) You may not print your own. Any customer-printed checks will not be honored and will be returned without notice. CSIF Money Market will charge a service fee of $25 for drafts returned for insufficient or uncollected funds. CSIF Money Market will charge $25 for any stop payment on drafts. As a service to shareholders, shares may be automatically transferred between your Calvert accounts to cover drafts you have written. The signature of only one authorized signer is required to honor a draft.

Systematic Check Redemptions

If you maintain an account with a balance of $10,000 or more, you may have up to two (2) redemption checks for a fixed amount mailed to you at your address of record on the 15th of the month, simply by sending a letter with all information, including your account number, and the dollar amount ($100 minimum). If you would like a regular check mailed to another person or place, your letter must be signature guaranteed. Unless they otherwise qualify for a waiver, Class B or Class C shares redeemed by Systematic Check Redemption will be subject to the Contingent Deferred Sales Charge.

Corporations and Associations

Your letter of instruction and corporate resolution should be signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).

Trusts

Your letter of instruction should be signed by the Trustee(s) (as Trustee(s)), with a signature guarantee. (If the Trustee's name is not registered on your account, please provide a copy of the trust document, certified within the last 60 days.)

Through your Dealer

Your dealer must receive your request before the close of regular trading on the NYSE to receive that day's NAV. Your dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.

Request in "Good Order"

All redemption requests must be received by the transfer agent in "good order." This means that your request must include:
-	The Fund name and account number
-	The amount of the transaction (in dollars or shares).
-	Signatures of all owners exactly as registered on the account (for mail requests).
-	Signature guarantees (if required).*
-	Any supporting legal documentation that may be required.
-	Any outstanding certificates representing shares to be redeemed.

*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Please note: Notarization is not the equivalent of a signature guarantee.

Transactions are processed at the next determined share price after the transfer agent has received all required information.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the past five (5) fiscal years (or if shorter, the period of the Fund's operations). The Funds' fiscal year end is September 30. Certain information reflects financial results for a single share, by Fund and Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions), and does not reflect any applicable front- or back-end sales charge. The information for 2000 and 2001 has been audited by Arthur Andersen LLP whose report, along with a Fund's financial statements, are included in the Fund's annual report, which is available upon request. The information for years presented prior to September 30, 2000 has been audited by other auditors.

CSIF Balanced

Financial Highlights
	Years Ended
	September 30,	September 30,
Class A Shares	2001	2000
Net asset value, beginning	$33.23	$32.14
Income from investment operations
Net investment income	.84	.86
Net realized and unrealized gain (loss)	(6.37)	3.08
Total from investment operations	(5.53)	3.94
Distributions from
Net investment income	(.82)	(.80)
Net realized gains	(2.40)	(2.05)
Total distributions	(3.22)	(2.85)
Total increase (decrease) in net asset value	(8.75)	1.09
Net asset value, ending	$24.48	$33.23

Total return*	(17.74%)	12.75%
Ratios to average net assets:
Net investment income	2.98%	2.58%
Total expenses	1.20%	1.19%
Expenses before offsets	1.20%	1.19%
Net expenses	1.19%	1.17%
Portfolio turnover	214%	184%
Net assets, ending (in thousands)	$532,008	$705,355

	Years Ended
	September 30,	September 30,	September 30,
Class A Shares	1999	1998	1997
Net asset value, beginning	$32.45	$34.88	$31.35
Income from investment operations
Net investment income	.68	.77	.83
Net realized and unrealized gain (loss)	3.03	.92	5.61
Total from investment operations	3.71	1.69	6.44
Distributions from
Net investment income	(.66)	(.76)	(.81)
Net realized gains	(3.36)	(3.36)	(2.10)
Total distributions	(4.02)	(4.12)	(2.91)
Total increase (decrease) in net asset value	(.31)	(2.43)	3.53
Net asset value, ending	$32.14	$32.45	$34.88

Total return*	11.52%	5.50%	21.94%
Ratios to average net assets:
Net investment income	2.05%	2.27%	2.57%
Total expenses	1.17%	1.13%	1.14%
Expenses before offsets	1.17%	1.13%	1.14%
Net expenses	1.15%	1.11%	1.12%
Portfolio turnover	175%	185%	215%
Net assets, ending (in thousands)	$708,655	$673,907	$675,306

CSIF Balanced

Financial Highlights
	Years Ended
	September 30,	September 30,
Class B Shares	2001	2000
Net asset value, beginning	$33.02	$31.97
Income from investment operations
Net investment income	.56	.53
Net realized and unrealized gain (loss)	(6.32)	3.06
Total from investment operations	(5.76)	3.59
Distributions from
Net investment income	(.53)	(.49)
Net realized gains	(2.40)	(2.05)
Total distributions	(2.93)	(2.54)
Total increase (decrease) in net asset value	(8.69)	1.05
Net asset value, ending	$24.33	$33.02

Total return*	(18.54%)	11.63%
Ratios to average net assets:
Net investment income	1.95%	1.60%
Total expenses	2.22%	2.20%
Expenses before offsets	2.22%	2.20%
Net expenses	2.20%	2.18%
Portfolio turnover	214%	184%
Net assets, ending (in thousands)	$14,361	$13,580

	Periods Ended
	September 30,	September 30,
Class B Shares	1999	1998 ##
Net asset value, beginning	$32.38	$34.37
Income from investment operations
Net investment income	.35	0.15
Net realized and unrealized gain (loss)	2.94	(1.90)
Total from investment operations	3.29	(1.75)
Distributions from
Net investment income	(.34)	(0.24)
Net realized gains	(3.36)	-
Total distributions	(3.70)	(0.24)
Total increase (decrease) in net asset value	(.41)	(1.99)
Net asset value, ending	$31.97	$32.38

Total return*	10.15%	(5.10%)
Ratios to average net assets:
Net investment income	.85%	1.22% (a)
Total expenses	2.40%	3.59% (a)
Expenses before offsets	2.40%	2.43% (a)
Net expenses	2.38%	2.41% (a)
Portfolio turnover	175%	185%
Net assets, ending (in thousands)	$9,910	$2,540

CSIF Balanced

Financial Highlights
	Years Ended
	September 30,	September 30,
Class C Shares	2001	2000
Net asset value, beginning	$32.74	$31.70
Income from investment operations
Net investment income	.56	.51
Net realized and unrealized gain (loss)	(6.29)	3.05
Total from investment operations	(5.73)	3.56
Distributions from
Net investment income	(.51)	(.47)
Net realized gains	(2.40)	(2.05)
Total distributions	(2.91)	(2.52)
Total increase (decrease) in net asset value	(8.64)	1.04
Net asset value, ending	$24.10	$32.74

Total return*	(18.60%)	11.64%
Ratios to average net assets:
Net investment income	1.98%	1.58%
Total expenses	2.19%	2.19%
Expenses before offsets	2.19%	2.19%
Net expenses	2.18%	2.17%
Portfolio turnover	214%	184%
Net assets, ending (in thousands)	$12,889	$15,263

	Years Ended
	September 30,	September 30,	September 30,
Class C Shares	1999	1998	1997
Net asset value, beginning	$32.05	$34.52	$31.05
Income from investment operations
Net investment income	.36	.41	.47
Net realized and unrealized gain (loss)	2.98	.89	5.54
Total from investment operations	3.34	1.30	6.01
Distributions from
Net investment income	(.33)	(.41)	(.44)
Net realized gains	(3.36)	(3.36)	(2.10)
Total distributions	(3.69)	(3.77)	(2.54)
Total increase (decrease) in net asset value	(.35)	(2.47)	3.47
Net asset value, ending	$31.70	$32.05	$34.52

Total return*	10.43%	4.35%	20.56%
Ratios to average net assets:
Net investment income	1.04%	1.16%	1.42%
Total expenses	2.19%	2.25%	2.29%
Expenses before offsets	2.19%	2.25%	2.29%
Net expenses	2.17%	2.23%	2.27%
Portfolio turnover	175%	185%	215%
Net assets, ending (in thousands)	$13,646	$11,483	$8,898

CSIF Equity

Financial Highlights
	Years Ended
	September 30,	September 30,
Class A Shares	2001	2000
Net asset value, beginning	$33.05	$27.06
Income from investment operations
Net investment income (loss)	(.02)	(.06)
Net realized and unrealized gain (loss)	(3.68)	7.88
Total from investment operations	(3.70)	7.82
Distributions from
Net realized gains	(1.63)	(1.83)
Total distributions	(1.63)	(1.83)
Total increase (decrease) in net asset value	(5.33)	5.99
Net asset value, ending	$27.72	$33.05

Total return*	(11.82%)	29.91%
Ratios to average net assets:
Net investment income (loss)	(.07%)	(.20%)
Total expenses	1.26%	1.26%
Expenses before offsets	1.26%	1.26%
Net expenses	1.24%	1.13%
Portfolio turnover	43%	49%
Net assets, ending (in thousands)	$252,068	$240,844

	Years Ended
	September 30,	September 30,	September 30,
Class A Shares	1999	1998	1997
Net asset value, beginning	$20.36	$27.77	$22.54
Income from investment operations
Net investment income (loss)	(.07)	(.04)	-
Net realized and unrealized gain (loss)	6.78	(4.01)	6.73
Total from investment operations	6.71	(4.05)	6.73
Distributions from
Net investment income	-	-	(.01)
Net realized gains	(.01)	(3.36)	(1.49)
Total distributions	(.01)	(3.36)	(1.50)
Total increase (decrease) in net asset value	6.70	(7.41)	$5.23
Net asset value, ending	$27.06	$20.36	$27.77

Total return*	32.98%	(15.70%)	31.34%
Ratios to average net assets:
Net investment income (loss)	(.28%)	(.14%)	.03%
Total expenses	1.22%	1.16%	1.21%
Expenses before offsets	1.22%	1.16%	1.21%
Net expenses	1.10%	1.07%	1.20%
Portfolio turnover	51%	110%	93%
Net assets, ending (in thousands)	$166,716	$128,683	$147,002

CSIF Equity

Financial Highlights
	Years Ended
	September 30,	September 30,
Class B Shares	2001	2000
Net asset value, beginning	$32.17	$26.60
Income from investment operations
Net investment income (loss)	(.24)	(.23)
Net realized and unrealized gain (loss)	(3.63)	7.63
Total from investment operations	(3.87)	7.40
Distributions from
Net realized gains	(1.63)	(1.83)
Total increase (decrease) in net asset value	(5.50)	5.57
Net asset value, ending	$26.67	$32.17

Total return*	(12.71%)	28.78%
Ratios to average net assets:
Net investment income (loss)	(1.00%)	(1.04%)
Total expenses	2.20%	2.20%
Expenses before offsets	2.20%	2.20%
Net expenses	2.17%	1.97%
Portfolio turnover	43%	49%
Net assets, ending (in thousands)	$30,015	$21,416

	Periods Ended
	September 30,	September 30,
Class B Shares	1999	1998 ##
Net asset value, beginning	$20.26	$26.01
Income from investment operations
Net investment income (loss)	(.15)	(.09)
Net realized and unrealized gain (loss)	6.50	(5.66)
Total from investment operations	6.35	(5.75)
Distributions from
Net realized gains	(.01)	--
Total increase (decrease) in net asset value	6.34	(5.75)
Net asset value, ending	$26.60	$20.26

Total return*	31.37%	(22.11%)
Ratios to average net assets:
Net investment income (loss)	(1.41%)	(1.55%) (a)
Total expenses	2.43%	4.12% (a)
Expenses before offsets	2.43%	3.19% (a)
Net expenses	2.21%	2.56% (a)
Portfolio turnover	51%	110%
Net assets, ending (in thousands)	$8,038	$1,670

CSIF Equity

Financial Highlights
	Years Ended
	September 30,	September 30,
Class C Shares	2001	2000
Net asset value, beginning	$30.13	$25.00
Income from investment operations.
Net investment income (loss)	(.22)	(.24)
Net realized and unrealized gain (loss)	(3.37)	7.20
Total from investment operations	(3.59)	6.96
Distributions from
Net realized gains	(1.63)	(1.83)
Total increase (decrease) in net asset value	(5.22)	5.13
Net asset value, ending	$24.91	$30.13

Total return*	(12.63%)	28.87%
Ratios to average net assets:
Net investment income (loss)	(.94%)	(1.01%)
Total expenses	2.14%	2.15%
Expenses before offsets	2.14%	2.15%
Net expenses	2.11%	1.94%
Portfolio turnover	43%	49%
Net assets, ending (in thousands)	$26,455	$20,086
	Years Ended
	September 30,	September 30,	September 30,
Class C Shares	1999	1998	1997
Net asset value, beginning	$19.00	$26.37	$21.71
Income from investment operations.
Net investment income (loss)	(.11)	(.16)	(.05)
Net realized and unrealized gain (loss)	6.12	(3.85)	6.21
Total from investment operations	6.01	(4.01)	6.16
Distributions from
Net investment income	-	-	(.01)
Net realized gains	(.01)	(3.36)	(1.49)
Total distributions	(.01)	(3.36)	(1.50)
Total increase (decrease) in net asset value	6.00	(7.37)	4.66
Net asset value, ending	$25.00	$19.00	$26.37

Total return*	31.66%	(16.47%)	29.84%
Ratios to average net assets:
Net investment income (loss)	(1.21%)	(1.17%)	(1.08%)
Total expenses	2.22%	2.21%	2.31%
Expenses before offsets	2.22%	2.21%	2.31%
Net expenses	2.01%	2.09%	2.30%
Portfolio turnover	51%	110%	93%
Net assets, ending (in thousands)	$10,413	$5,981	$6,249

Calvert Social Index Fund

Financial Highlights
	Periods Ended
	September 30,	September 30,
Class A Shares	2001	2000 zz
Net asset value, beginning	$14.78	$15.00
Income from investment operations
Net investment income	.04	-
Net realized and unrealized gain (loss)	(5.10)	(.22)
Total from investment operations	(5.06)	(.22)
Distributions from:
Net investment income	(.04)	-
Total distributions	(.04)	-
Total increase (decrease) in net asset value	(5.10)	(.22)
Net asset value, ending	$9.68	$14.78

Total return*	(34.31%)	(1.47%)
Ratios to average net assets:
Net investment income	.33%	.06% (a)
Total expenses	1.84%	2.94% (a)
Expenses before offsets	.85%	1.01% (a)
Net expenses	.75%	.75% (a)
Portfolio turnover	13%	10%
Net assets, ending (in thousands)	$18,614	$2,478
	Periods Ended
	September 30,	September 30,
Class B Shares	2001	2000 zz
Net asset value, beginning	$14.77	$15.00
Income from investment operations
Net investment income (loss)	(.07)	(.01)
Net realized and unrealized gain (loss)	(5.09)	(.22)
Total from investment operations	(5.16)	(.23)
Distributions from:
Net investment income	(.01)	-
Total distributions	(.01)	-
Total increase (decrease) in net asset value	(5.17)	(.23)
Net asset value, ending	$9.60	$14.77

Total return*	(34.96%)	(1.53%)
Ratios to average net assets:
Net investment income (loss)	(.66%)	(.89%) (a)
Total expenses	5.67%	15.72% (a)
Expenses before offsets	1.85%	2.00% (a)
Net expenses	1.75%	1.75% (a)
Portfolio turnover	13%	10%
Net assets, ending (in thousands)	$860	$238

Calvert Social Index Fund

Financial Highlights
	Periods Ended
	September 30,	September 30,
Class C Shares	2001	2000 zz
Net asset value, beginning	$14.76	$15.00
Income from investment operations
Net investment income (loss)	(.07)	(.02)
Net realized and unrealized gain (loss)	(5.09)	(.22)
Total from investment operations	(5.16)	(.24)
Distributions from:
Net investment income	(.02)	-
Total distributions	(.02)	-
Total increase (decrease) in net asset value	(5.18)	(.24)
Net asset value, ending	$9.58	$14.76

Total return*	(35.01%)	(1.60%)
Ratios to average net assets:
Net investment income (loss)	(.67%)	(.94%) (a)
Total expenses	4.32%	12.34% (a)
Expenses before offsets	1.85%	1.99% (a)
Net expenses	1.75%	1.75% (a)
Portfolio turnover	13%	10%
Net assets, ending (in thousands)	$1,318	$228

CSIF Enhanced Equity

Financial Highlights
	Years Ended
	September 30,	September 30,
Class A Shares	2001	2000
Net asset value, beginning	$19.91	$16.83
Income from investment operations
Net investment income (loss)	(.01)	(.02)
Net realized and unrealized gain (loss)	(5.12)	3.11
Total from investment operations	(5.13)	3.09
Distributions from
Net investment income	-	(.01)
Net realized gain	(.14)	-
Total increase (decrease) in net asset value	(5.27)	3.08
Net asset value, ending	$14.64	$19.91
Total return*	(25.93%)	18.39%
Ratios to average net assets:
Net investment income (loss)	(.06%)	(.14%)
Total expenses	1.43%	1.52%
Expenses before offsets	1.32%	1.33%
Net expenses	1.25%	1.25%
Portfolio turnover	39%	43%
Net assets, ending (in thousands)	$30,525	$21,239

	Periods Ended
	September 30,	September 30,
Class A Shares	1999	1998 ###
Net asset value, beginning	$13.54	$15.00
Income from investment operations
Net investment income (loss)	.03	.02
Net realized and unrealized gain (loss)	3.31	(1.48)
Total from investment operations	3.34	(1.46)
Distributions from
Net investment income	(.05)	--
Total increase (decrease) in net asset value	3.29	(1.46)
Net asset value, ending	$16.83	$13.54
Total return*	24.68%	(9.73%)
Ratios to average net assets:
Net investment income (loss)	.14%	.42% (a)
Total expenses	1.59%	1.86% (a)
Expenses before offsets	1.31%	1.01% (a)
Net expenses	1.25%	.95% (a)
Portfolio turnover	56%	27%
Net assets, ending (in thousands)	$12,257	$4,401

CSIF Enhanced Equity

Financial Highlights
	Years Ended
	September 30,	September 30,
Class B Shares	2001	2000
Net asset value, beginning	$19.41	$16.58
Income from investment operations
Net investment income (loss)	(.20)	(.16)
Net realized and unrealized gain (loss)	(4.95)	2.99
Total from investment operations	(5.15)	2.83
Distributions from
Net realized gain	(.14)	-
Total increase (decrease) in net asset value	(5.29)	2.83
Net asset value, ending	$14.12	$19.41

Total return*	(26.70%)	17.07%
Ratios to average net assets:
Net investment income (loss)	(1.18%)	(1.21%)
Total expenses	2.42%	2.41%
Expenses before offsets	2.42%	2.41%
Net expenses	2.36%	2.32%
Portfolio turnover	39%	43%
Net assets, ending (in thousands)	$5,488	$6,531

	Periods Ended
	September 30,	September 30,
Class B Shares	1999	1998 ###
Net asset value, beginning	$13.48	$15.00
Income from investment operations
Net investment income (loss)	(.11)	(.03)
Net realized and unrealized gain (loss)	3.21	(1.49)
Total from investment operations	3.10	(1.52)
Total increase (decrease) in net asset value	3.10	(1.52)
Net asset value, ending	$16.58	$13.48

Total return*	23.00%	(10.13%)
Ratios to average net assets:
Net investment income (loss)	(1.11%)	(.98%) (a)
Total expenses	2.67%	5.61% (a)
Expenses before offsets	2.56%	2.56% (a)
Net expenses	2.50%	2.50% (a)
Portfolio turnover	56%	27%
Net assets, ending (in thousands)	$4,078	$975

CSIF Enhanced Equity

Financial Highlights
	Years Ended
	September 30,	September 30,
Class C Shares	2001	2000
Net asset value, beginning	$19.48	$16.62
Income from investment operations
Net investment income (loss)	(.19)	(.14)
Net realized and unrealized gain (loss)	(4.99)	3.00
Total from investment operations	(5.18)	2.86
Distributions from
Net realized gain	(.14)	-
Total increase (decrease) in net asset value	(5.32)	2.86
Net asset value, ending	$14.16	$19.48
Total return*	(26.76%)	17.21%
Ratios to average net assets:
Net investment income (loss)	(1.14%)	(1.15%)
Total expenses	2.38%	2.35%
Expenses before offsets	2.38%	2.35%
Net expenses	2.32%	2.27%
Portfolio turnover	39%	43%
Net assets, ending (in thousands)	$3,376	$4,674

	Periods Ended
	September 30,	September 30,
Class C Shares	1999	1998 z
Net asset value, beginning	$13.52	$14.52
Income from investment operations
Net investment income (loss)	(.09)	(.02)
Net realized and unrealized gain (loss)	3.19	(.98)
Total from investment operations	3.10	(1.00)
Total increase (decrease) in net asset value	3.10	(1.00)
Net asset value, ending	$16.62	$13.52
Total return*	22.93%	(6.89%)
Ratios to average net assets:
Net investment income (loss)	(1.12%)	(.96%) (a)
Total expenses	2.68%	4.82% (a)
Expenses before offsets	2.56%	2.56% (a)
Net expenses	2.50%	2.50% (a)
Portfolio turnover	56%	27%
Net assets, ending (in thousands)	$2,454	$397

Calvert Large Cap Growth

Financial Highlights
	Periods Ended
	September 30	June 30,
Class A Shares	2001 **	2001 zzz
Net asset value, beginning	$23.27	$29.87
Income from investment operations
Net investment income	(.02)	(.08)
Net realized and unrealized gain (loss)	(4.06)	(6.52)
Total from investment operations	(4.08)	(6.60)
Total increase (decrease) in net asset value	(4.08)	(6.60)
Net asset value, ending	$19.19	$23.27

Total return*	(17.53%)	(22.10%)
Ratios to average net assets:
Net investment income	(.61%) (a)	(.54%) (a)
Total expenses	2.62% (a)	3.02% (a)
Expenses before offsets	1.39% (a)	1.42% (a)
Net expenses	1.30% (a)	1.37% (a)
Portfolio turnover	31%	122%
Net assets, ending (in thousands)	$6,915	$7,318

	Periods Ended
	September 30,	June 30,
Class B Shares	2001 **	2001 zzz
Net asset value, beginning	$23.15	$29.87
Income from investment operations
Net investment income (loss)	(.05)	(.21)
Net realized and unrealized gain (loss)	(4.06)	(6.51)
Total from investment operations	(4.11)	(6.72)
Total increase (decrease) in net asset value	(4.11)	(6.72)
Net asset value, ending	$19.04	$23.15

Total return*	(17.75%)	(22.50%)
Ratios to average net assets:
Net investment income (loss)	(1.60%) (a)	(1.55%) (a)
Total expenses	4.19% (a)	6.17% (a)
Expenses before offsets	2.39% (a)	2.42% (a)
Net expenses	2.30% (a)	2.37% (a)
Portfolio turnover	31%	122%
Net assets, ending (in thousands)	$1,445	$1,372

Calvert Large Cap Growth

Financial Highlights
	Periods Ended
	September 30,	June 30,
Class C Shares	2001 **	2001 zzz
Net asset value, beginning	$23.24	$29.87
Income from investment operations
Net investment income (loss)	(.06)	(.21)
Net realized and unrealized gain (loss)	(4.06)	(6.42)
Total from investment operations	(4.12)	(6.63)
Total increase (decrease) in net asset value	(4.12)	(6.63)
Net asset value, ending	$19.12	$23.24

Total return*	(17.73%)	(22.20%)
Ratios to average net assets:
Net investment income (loss)	(1.62%) (a)	(1.50%) (a)
Total expenses	5.14% (a)	5.75% (a)
Expenses before offsets	2.39% (a)	2.42% (a)
Net expenses	2.30% (a)	2.37% (a)
Portfolio turnover	31%	122%
Net assets, ending (in thousands)	$691	$743

Calvert Capital Accumulation

Financial Highlights
	Years Ended
	September 30,	September 30,
Class A Shares	2001	2000
Net asset value, beginning	$36.34	$25.88
Income from investment operations
Net investment income (loss)	(.14)	(.32)
Net realized and unrealized gain (loss)	(11.61)	11.29
Total from investment operations	(11.75)	10.97
Distributions from
Net realized gain	(5.24)	(0.51)
Total distributions	(5.24)	(0.51)
Total increase (decrease) in net asset value	(16.99)	10.46
Net asset value, ending	$19.35	$36.34

Total return*	(36.60%)	42.91%
Ratios to average net assets:
Net investment income (loss)	(1.18%)	(1.12%)
Total expenses	1.69%	1.67%
Expenses before offsets	1.69%	1.67%
Net expenses	1.64%	1.54%
Portfolio turnover	71%	116%
Net assets, ending (in thousands)	$105,151	$141,639

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	1999	1998	1997
Net asset value, beginning	$25.43	$27.21	$22.55
Income from investment operations
Net investment income (loss)	(.32)	(.25)	(.25)
Net realized and unrealized gain (loss)	4.25	.96	4.91
Total from investment operations	3.93	.71	4.66
Distributions from
Net realized gain	(3.48)	(2.49)	-
Total distributions	(3.48)	(2.49)	-
Total increase (decrease) in net asset value	.45	(1.78)	4.66
Net asset value, ending	$25.88	$25.43	$27.21

Total return*	14.91%	3.37%	20.67%
Ratios to average net assets:
Net investment income (loss)	(1.26%)	(1.08%)	(1.09%)
Total expenses	1.73%	1.74%	1.91%
Expenses before offsets	1.73%	1.74%	1.91%
Net expenses	1.58%	1.61%	1.85%
Portfolio turnover	88%	77%	126%
Net assets, ending (in thousands)	$102,508	$75,068	$54,751

Calvert Capital Accumulation

Financial Highlights
	Years Ended
	September 30,	September 30,
Class B Shares	2001	2000
Net asset value, beginning	$35.47	$25.46
Income from investment operations
Net investment income (loss)	(.24)	(.52)
Net realized and unrealized gain (loss)	(11.35)	11.04
Total from investment operations	(11.59)	10.52
Distributions from
Net realized gain	(5.24)	(.51)
Total distributions	(5.24)	(.51)
Total increase (decrease) in net asset value	(16.83)	10.01
Net asset value, ending	$18.64	$35.47

Total return*	(37.12%)	41.84%
Ratios to average net assets:
Net investment income (loss)	(2.04%)	(1.88%)
Total expenses	2.56%	2.49%
Expenses before offsets	2.56%	2.49%
Net expenses	2.50%	2.30%
Portfolio turnover	71%	116%
Net assets, ending (in thousands)	$13,914	$16,435

	Periods Ended
	September 30,	September 30,
Class B Shares	1999	1998 ##
Net asset value, beginning	$25.28	$28.39
Income from investment operations
Net investment income (loss)	(.41)	(.16)
Net realized and unrealized gain (loss)	4.07	(2.95)
Total from investment operations	3.66	(3.11)
Distributions from
Net realized gain	(3.48)	-
Total distributions	(3.48)	-
Total increase (decrease) in net asset value	.18	(3.11)
Net asset value, ending	$25.46	$25.28

Total return*	13.85%	(10.95)%
Ratios to average net assets:
Net investment income (loss)	(2.11%)	(2.62%) (a)
Total expenses	2.67%	3.57% (a)
Expenses before offsets	2.67%	3.31% (a)
Net expenses	2.42%	3.01% (a)
Portfolio turnover	88%	77%
Net assets, ending (in thousands)	$9,445	$3,311

Calvert Capital Accumulation

Financial Highlights
	Years Ended
	September 30	September 30,
Class C Shares	2001	2000
Net asset value, beginning	$34.48	$24.76
Income from investment operations
Net investment income (loss)	(.22)	(.50)
Net realized and unrealized gain (loss)	(11.00)	10.73
Total from investment operations	(11.22)	10.23
Distributions from
Net realized gain	(5.24)	(.51)
Total distributions	(5.24)	(.51)
Total increase (decrease) in net asset value	(16.46)	9.72
Net asset value, ending	$18.02	$34.48

Total return*	(37.11%)	41.91%
Ratios to average net assets:
Net investment income (loss)	(1.98%)	(1.87%)
Total expenses	2.49%	2.47%
Expenses before offsets	2.49%	2.47%
Net expenses	2.44%	2.29%
Portfolio turnover	71%	116%
Net assets, ending (in thousands)	$9,757	$13,769

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	1999	1998	1997
Net asset value, beginning	$24.63	$26.64	$22.34
Income from investment operations
Net investment income (loss)	(.51)	(.40)	(.47)
Net realized and unrealized gain (loss)	4.12	.88	4.77
Total from investment operations	3.61	.48	4.30
Distributions from
Net realized gain	(3.48)	(2.49)	-
Total distributions	(3.48)	(2.49)	-
Total increase (decrease) in net asset value	.13	(2.01)	4.30
Net asset value, ending	$24.76	$24.63	$26.64

Total return*	14.02%	2.52%	19.25%
Ratios to average net assets:
Net investment income (loss)	(2.04%)	(1.98%)	(2.30%)
Total expenses	2.56%	2.75%	3.11%
Expenses before offsets	2.56%	2.75%	3.11%
Net expenses	2.35%	2.50%	3.05%
Portfolio turnover	88%	77%	126%
Net assets, ending (in thousands)	$9,021	$6,548	$4,184

Calvert World Values International Equity Financial Highlights
	Years Ended
	September 30,	September 30,
Class A Shares	2001	2000
Net asset value, beginning	$21.77	$21.89
Income from investment operations
Net investment income (loss)	.01	(.03)
Net realized and unrealized gain (loss)	(6.75)	.87
Total from investment operations	(6.74)	.84
Distributions from
Net realized gains	(1.38)	(.96)
Total distributions	(1.38)	(.96)
Total increase (decrease) in net asset value	(8.12)	(.12)
Net asset value, ending	$13.65	$21.77

Total return*	(32.93%)	3.36%
Ratios to average net assets:
Net investment income (loss)	.07%	(.15%)
Total expenses	1.85%	1.81%
Expenses before offsets	1.85%	1.81%
Net expenses	1.83%	1.73%
Portfolio turnover	93%	76%
Net assets, ending (in thousands)	$152,278	$238,646

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	1999	1998	1997
Net asset value, beginning	$18.57	$22.06	$18.62
Income from investment operations
Net investment income	.01	.06	.10
Net realized and unrealized gain (loss)	4.94	(2.11)	3.81
Total from investment operations	4.95	(2.05)	3.91
Distributions from
Net investment income	(.07)	(.06)	(.05)
Net realized gains	(1.56)	(1.38)	(.42)
Total distributions	(1.64)	(1.44)	(.47)
Total increase (decrease) in net asset value	3.32	(3.49)	3.44
Net asset value, ending	$21.89	$18.57	$22.06

Total return*	27.53%	(9.29%)	21.44%
Ratios to average net assets:
Net investment income (loss)	.04%	.27%	.51%
Total expenses	1.87%	1.86%	1.91%
Expenses before offsets	1.87%	1.86%	1.91%
Net expenses	1.83%	1.80%	1.76%
Portfolio turnover	82%	84%	58%
Net assets, ending (in thousands)	$231,516	$195,192	$225,169

Calvert World Values International Equity

Financial Highlights
	Years Ended
	September 30,	September 30,
Class B Shares	2001	2000
Net asset value, beginning	$21.20	$21.56
Income from investment operations
Net investment income (loss)	(.18)	(.23)
Net realized and unrealized gain (loss)	(6.55)	.83
Total from investment operations	(6.73)	.60
Distributions from:
Net realized gains	(1.38)	(.96)
Total distributions	(1.38)	(.96)
Total increase (decrease) in net asset value	(8.11)	(.36)
Net asset value, ending	$13.09	$21.20

Total return*	(33.82%)	2.28%
Ratios to average net assets:
Net investment income (loss)	(1.13%)	(1.29%)
Total expenses	3.08%	3.04%
Expenses before offsets	3.08%	3.04%
Net expenses	3.06%	2.96%
Portfolio turnover	93%	76%
Net assets, ending (in thousands).	$4,542	$5,577

	Periods Ended
	September 30,	September 30,
Class B Shares	1999	1998 ##
Net asset value, beginning	$18.48	$21.83
Income from investment operations
Net investment income (loss)	(.15)	(.05)
Net realized and unrealized gain (loss)	4.79	(3.30)
Total from investment operations	4.64	(3.35)
Distributions from:
Net realized gains	(1.56)	--
Total distributions	(1.56)	--
Total increase (decrease) in net asset value	3.08	(3.35)
Net asset value, ending	$21.56	$18.48

Total return*	25.84%	(15.35%)
Ratios to average net assets:
Net investment income (loss)	(1.20%)	(.99%)(a)
Total expenses	3.62%	6.11%(a)
Expenses before offsets	3.20%	3.22%(a)
Net expenses	3.16%	3.16%(a)
Portfolio turnover	82%	84%
Net assets, ending (in thousands)	$3,133	$879

Calvert World Values International Equity Financial Highlights
	Years Ended
	September 30,	September 30,
Class C Shares	2001	2000
Net asset value, beginning	$20.46	$20.81
Income from investment operations
Net investment income (loss)	(.14)	(.22)
Net realized and unrealized gain (loss)	(6.30)	.83
Total from investment operations	(6.44)	.61
Distributions from:
Net realized gains	(1.38)	(.96)
Total distributions	(1.38)	(.96)
Total increase (decrease) in net asset value	(7.82)	(.35)
Net asset value, ending	$12.64	$20.46

Total return*	(33.62%)	2.41%
Ratios to average net assets:
Net investment income (loss)	(.89%)	(1.06%)
Total expenses	2.81%	2.75%
Expenses before offsets	2.81%	2.75%
Net expenses	2.79%	2.67%
Portfolio turnover	93%	76%
Net assets, ending (in thousands)	$7,434	$11,278

	Years Ended
	September 30,	September 30,	September 30,
Class C Shares	1999	1998	1997
Net asset value, beginning	$17.83	$21.39	$18.20
Income from investment operations
Net investment income (loss)	(.17)	(.13)	(.07)
Net realized and unrealized gain (loss)	4.71	(2.05)	3.68
Total from investment operations	4.54	(2.18)	3.61
Distributions from
Net realized gains	(1.56)	(1.38)	(.42)
Total distributions	(1.56)	(1.38)	(.42)
Total increase (decrease) in net asset value	2.98	(3.56)	3.19
Net asset value, ending	$20.81	$17.83	$21.39

Total return*	26.25%	(10.22%)	20.22%
Ratios to average net assets:
Net investment income (loss)	(.92%)	(.79%)	(.42%)
Total expenses	2.83%	2.91%	2.91%
Expenses before offsets	2.83%	2.91%	2.91%
Net expenses	2.80%	2.85%	2.76%
Portfolio turnover	82%	84%	58%
Net assets, ending (in thousands)	$9,777	$8,043	$8,799

Calvert New Vision Small Cap

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2001	2000	1999
Net asset value, beginning	$18.43	$13.49	$12.04
Income from investment operations
Net investment income (loss)	(.11)	(.13)	(.05)
Net realized and unrealized gain (loss)	(1.51)	5.07	1.50
Total from investment operations	(1.62)	4.94	1.45
Distributions from
Net realized gain	(1.42)	-	-
Total distributions	(1.42)	-	-
Total increase (decrease) in net asset value	(3.04)	4.94	1.45
Net asset value, ending	$15.39	$18.43	$13.49
Total return*	(8.99%)	36.62%	12.04%
Ratios to average net assets:
Net investment income (loss)	(.66%)	(.82%)	(.39%)
Total expenses	1.76%	1.79%	1.96%
Expenses before offsets	1.72%	1.76%	1.93%
Net expenses	1.63%	1.50%	1.66%
Portfolio turnover	66%	113%	68%
Net assets, ending (in thousands)	$84,979	$79,641	$52,961

	Periods Ended
	September 30,	September 30,
Class A Shares	1998	1997 #
Net asset value, beginning	$15.65	$15.00
Income from investment operations
Net investment income (loss)	(.02)	(.05)
Net realized and unrealized gain (loss)	(3.55)	.70
Total from investment operations	(3.57)	.65
Distributions from
Net realized gain	(.04)	-
Total distributions	(.04)	-
Total increase (decrease) in net asset value	(3.61)	.65
Net asset value, ending	$12.04	$15.65
Total return*	(22.86%)	4.33%
Ratios to average net assets:
Net investment income (loss)	(.17%)	(.71%) (a)
Total expenses	1.88%	4.72% (a)
Expenses before offsets	1.82%	1.36% (a)
Net expenses	1.71%	.90% (a)
Portfolio turnover	68%	196%
Net assets, ending (in thousands)	$61,765	$3,260

Calvert New Vision Small Cap

Financial Highlights
	Years Ended
	September 30,	September 30,
Class B Shares	2001	2000
Net asset value, beginning	$17.96	$13.29
Income from investment operations
Net investment income (loss)	(.27)	(.30)
Net realized and unrealized gain (loss)	(1.47)	4.97
Total from investment operations	(1.74)	4.67
Distributions from
Net realized gain	(1.42)	-
Total distributions	(1.42)	-
Total increase (decrease) in net asset value	(3.16)	4.67
Net asset value, ending	$14.80	$17.96

Total return*	(9.96%)	35.14%
Ratios to average net assets:
Net investment income (loss)	(1.74%)	(1.86%)
Total expenses	2.87%	2.97%
Expenses before offsets	2.82%	2.94%
Net expenses	2.71%	2.52%
Portfolio turnover	66%	113%
Net assets, ending (in thousands)	$6,477	$4,484

	Periods Ended
	September 30,	September 30,
Class B Shares	1999	1998 ##
Net asset value, beginning	$12.01	$16.18
Income from investment operations
Net investment income (loss)	(.15)	(.05)
Net realized and unrealized gain (loss)	1.43	(4.12)
Total from investment operations	1.28	(4.17)
Total increase (decrease) in net asset value	1.28	(4.17)
Net asset value, ending	$13.29	$12.01

Total return*	10.66%	(25.77%)
Ratios to average net assets:
Net investment income (loss)	(1.68%)	(1.39%) (a)
Total expenses	3.87%	7.68% (a)
Expenses before offsets	3.33%	3.40% (a)
Net expenses	2.93%	2.99% (a)
Portfolio turnover	68%	68%
Net assets, ending (in thousands)	$1,504	$523

Calvert New Vision Small Cap

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2001	2000	1999
Net asset value, beginning	$17.99	$13.27	$11.95
Income from investment operations
Net investment income (loss)	(.24)	(.26)	(.22)
Net realized and unrealized gain (loss)	(1.48)	4.98	1.54
Total from investment operations	(1.72)	4.72	1.32
Distributions from
Net realized gain	(1.42)	-	-
Total distributions	(1.42)	-	-
Total increase (decrease) in net asset value	(3.14)	4.72	1.32
Net asset value, ending	$14.85	$17.99	$13.27

Total return*	(9.83%)	35.57%	11.05%
Ratios to average net assets:
Net investment income (loss)	(1.56%)	(1.66%)	(1.27%)
Total expenses	2.69%	2.68%	2.87%
Expenses before offsets	2.65%	2.65%	2.84%
Net expenses	2.54%	2.33%	2.53%
Portfolio turnover	66%	113%	68%
Net assets, ending (in thousands)	$8,489	$8,799	$6,215
	Periods Ended
	September 30,	September 30,
Class C Shares	1998	1997 #
Net asset value, beginning	$15.62	$15.00
Income from investment operations
Net investment income (loss)	(.15)	(.10)
Net realized and unrealized gain (loss)	(3.48)	.72
Total from investment operations	(3.63)	.62
Distributions from
Net realized gain	(.04)	-
Total distributions	(.04)	-
Total increase (decrease) in net asset value	(3.67)	.62
Net asset value, ending	$11.95	$15.62

Total return*	(23.31%)	4.13%
Ratios to average net assets:
Net investment income (loss)	(1.15%)	(.95%)(a)
Total expenses	2.94%	10.91%(a)
Expenses before offsets	2.78%	1.47%(a)
Net expenses	2.64%	1.15%(a)
Portfolio turnover	68%	196%
Net assets, ending (in thousands)	$7,097	$318

CSIF Technology

Financial Highlights
Period Ended
September 30,
Class A Shares	2001 zzz
Net asset value, beginning	$15.00
Income from investment operations
Net investment income	(.13)
Net realized and unrealized gain (loss)	(10.97)
Total from investment operations	(11.10)
Total increase (decrease) in net asset value	(11.10)
Net asset value, ending	$3.90

Total return*	(74.00%)
Ratios to average net assets:
Net investment income	(2.08%) (a)
Total expenses	5.43% (a)
Expenses before offsets	2.30% (a)
Net expenses	2.10% (a)
Portfolio turnover	596%
Net assets, ending (in thousands)	$1,873

Period Ended
September 30,
Class B Shares	2001 zzz
Net asset value, beginning	$15.00
Income from investment operations
Net investment income (loss)	(.20)
Net realized and unrealized gain (loss)	(10.94)
Total from investment operations	(11.14)
Total increase (decrease) in net asset value	(11.14)
Net asset value, ending	$3.86

Total return*	(74.27%)
Ratios to average net assets:
Net investment income (loss)	(3.08%) (a)
Total expenses	7.83% (a)
Expenses before offsets	3.30% (a)
Net expenses	3.10% (a)
Portfolio turnover	596%
Net assets, ending (in thousands)	$462

CSIF Technology

Financial Highlights
Period Ended
September 30,
Class C Shares	2001 zzz
Net asset value, beginning	$15.00
Income from investment operations
Net investment income (loss)	(.20)
Net realized and unrealized gain (loss)	(10.92)
Total from investment operations	(11.12)
Total increase (decrease) in net asset value	(11.12)
Net asset value, ending	$3.88

Total return*	(74.13%)
Ratios to average net assets:
Net investment income (loss)	(3.08%) (a)
Total expenses	17.38% (a)
Expenses before offsets	3.30% (a)
Net expenses	3.10% (a)
Portfolio turnover	596%
Net assets, ending (in thousands)	$120

CSIF Bond

Financial Highlights
	Years Ended
	September 30,	September 30,
Class A Shares	2001	2000
Net asset value, beginning	$15.38	$15.59
Income from investment operations
Net investment income	1.01	1.06
Net realized and unrealized gain (loss)	.99	(.20)
Total from investment operations	2.00	.86
Distributions from
Net investment income	(1.00)	(1.06)
Net realized gains	-	(.01)
Total distributions	(1.00)	(1.07)
Total increase (decrease) in net asset value	1.00	(.21)
Net asset value, ending	$16.38	$15.38

Total return*	13.46%	5.76%
Ratios to average net assets:
Net investment income	6.32%	6.90%
Total expenses	1.19%	1.20%
Expenses before offsets	1.19%	1.20%
Net expenses	1.17%	1.16%
Portfolio turnover	955%	1,011%
Net assets, ending (in thousands)	$96,736	$71,525

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	1999	1998	1997
Net asset value, beginning	$16.88	$16.64	$16.06
Income from investment operations
Net investment income	.93	.95	.96
Net realized and unrealized gain (loss)	(.74)	.41	.58
Total from investment operations	.19	1.36	1.54
Distributions from
Net investment income	(.93)	(.96)	(.96)
Net realized gains	(.55)	(.16)	-
Total distributions	(1.48)	(1.12)	(.96)
Total increase (decrease) in net asset value	(1.29)	.24	.58
Net asset value, ending	$15.59	$16.88	$16.64

Total return*	1.18%	8.46%	9.89%
Ratios to average net assets:
Net investment income	5.79%	5.69%	5.85%
Total expenses	1.13%	1.14%	1.23%
Expenses before offsets	1.13%	1.14%	1.23%
Net expenses	1.09%	1.07%	1.19%
Portfolio turnover	570%	620%	319%
Net assets, ending (in thousands)	$66,944	$65,807	$59,656

CSIF Bond

Financial Highlights
	Years Ended
	September 30,	September 30,
Class B Shares	2001	2000
Net asset value, beginning	$15.33	$15.53
Income from investment operations
Net investment income	.85	.90
Net realized and unrealized gain (loss)	.98	(.20)
Total from investment operations	1.83	.70
Distributions from
Net investment income	(0.84)	(.89)
Net realized gains	-	(.01)
Total distributions	(0.84)	(.90)
Total increase (decrease) in net asset value	0.99	(.20)
Net asset value, ending	$16.32	$15.33

Total return*	12.31%	4.61%
Ratios to average net assets:
Net investment income	5.21%	5.89%
Total expenses	2.19%	2.26%
Expenses before offsets	2.19%	2.26%
Net expenses	2.17%	2.20%
Portfolio turnover	955%	1,011%
Net assets, ending (in thousands)	$8,046	$3,220

	Periods Ended
	September 30,	September 30,
Class B Shares	1999	1998 ##
Net asset value, beginning	$16.84	$16.69
Income from investment operations
Net investment income	.74	.36
Net realized and unrealized gain (loss)	(.79)	.19
Total from investment operations	(.05)	.55
Distributions from
Net investment income	(.71)	(.40)
Net realized gains	(.55)	-
Total distributions	(1.26)	(.40)
Total increase (decrease) in net asset value	(1.31)	.15
Net asset value, ending	$15.53	$16.84

Total return*	(.29%)	3.36%
Ratios to average net assets:
Net investment income	4.43%	4.14% (a)
Total expenses	2.72%	8.08% (a)
Expenses before offsets	2.56%	2.55% (a)
Net expenses	2.50%	2.50% (a)
Portfolio turnover	570%	620%
Net assets, ending (in thousands)	$2,773	$557

CSIF Bond

Financial Highlights
	Years Ended
	September 30,	September 30,
Class C Shares	2001	2000
Net asset value, beginning	$15.31	$15.51
Income from investment operations
Net investment income	.84	.86
Net realized and unrealized gain (loss)	.96	(.18)
Total from investment operations	1.80	.68
Distributions from
Net investment income	(.81)	(.87)
Net realized gains	-	(.01)
Total distributions	(.81)	(.88)
Total increase (decrease) in net asset value	.99	(.20)
Net asset value, ending	$16.30	$15.31

Total return*	12.06%	4.48%
Ratios to average net assets:
Net investment income	5.10%	5.64%
Total expenses	2.38%	2.45%
Expenses before offsets	2.38%	2.45%
Net expenses	2.36%	2.40%
Portfolio turnover	955%	1,011%
Net assets, ending (in thousands)	$3,524	$1,810

	Periods Ended
	September 30,	September 30,
Class C Shares	1999	1998 z
Net asset value, beginning	$16.84	$16.81
Income from investment operations
Net investment income	.74	.21
Net realized and unrealized gain (loss)	(.80)	.08
Total from investment operations	(.06)	.29
Distributions from
Net investment income	(.72)	(.26)
Net realized gains	(.55)	-
Total distributions	(1.27)	(.26)
Total increase (decrease) in net asset value	(1.33)	.03
Net asset value, ending	$15.51	$16.84

Total return*	(.40%)	1.75%
Ratios to average net assets:
Net investment income	4.41%	4.06% (a)
Total expenses	2.85%	7.09% (a)
Expenses before offsets	2.55%	2.74% (a)
Net expenses	2.50%	2.50% (a)
Portfolio turnover	570%	620%
Net assets, ending (in thousands)	$1,779	$399

CSIF Money Market

Financial Highlights
	Years Ended
	September 30,	September 30,
	2001	2000
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.045	.054
Distributions from
Net investment income	(.045)	(.054)

Net asset value, ending	$1.00	$1.00

Total return*	4.63%	5.53%
Ratios to average net assets:
Net investment income	4.52%	5.39%
Total expenses	.84%	.84%
Expenses before offsets	.84%	.84%
Net expenses	.83%	.82%
Net assets, ending (in thousands)	$206,061	$206,753

		Years Ended
	September 30,	September 30,	September 30,
	1999	1998	1997
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.045	.049	.048
Distributions from
Net investment income	(.045)	(.049)	(.048)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	4.54%	5.02%	4.89%
Ratios to average net assets:
Net investment income	4.43%	4.92%	4.79%
Total expenses	.90%	.94%	1.00%
Expenses before offsets	.89%	.89%	.89%
Net expenses	.87%	.87%	.87%
Net assets, ending (in thousands)	$193,941	$172,701	$166,111

(a)	Annualized

#	From January 31, 1997 inception.
##	From April 1, 1998 inception.
###	From April 15, 1998 inception.
z	From June 1, 1998 inception.
zz	From June 30, 2000 inception.
zzz	From October 31, 2000 inception.

*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

**	Three month audited period.

EXHIBIT A

Reduced Sales Charges (Class A Only)

You may qualify for a reduced sales charge through several purchase plans available. You must notify the Fund at the time of purchase to take advantage of the reduced sales charge.

Rights of Accumulation can be applied to several accounts

Class A sales charge breakpoints are automatically calculated for each account based on the higher of cost or current value of shares previously purchased. This privilege can be applied to a family group or other qualified group* upon request. Shares could then be purchased at the reduced sales charge which applies to the entire group; that is, based on the higher of cost or current value of shares previously purchased and currently held by all the members of the group.

Letter of Intent

If you (or your group, as described above) plan to purchase $50,000 or more of Calvert Fund shares over the next 13 months, your sales charge may be reduced through a "Letter of Intent." You pay the lower sales charge applicable to the total amount you plan to invest over the 13-month period, excluding any money market fund purchases, instead of the higher 4.75% sales charge. Part of your shares will be held in escrow, so that if you do not invest the amount indicated, you will have to pay the sales charge applicable to the smaller investment actually made. For more information, see the SAI.

Retirement Plans Under Section 457, Section 403(b)(7), or Section 401(k)

There is no sales charge on shares purchased for the benefit of a retirement plan under section 457 of the Internal Revenue Code of 1986, as amended ("Code"), or for a plan qualifying under section 403(b) or 401(k) of the Code if, at the time of purchase, (i) Calvert has been notified in writing that the 403(b) or 401(k) plan has at least 300 eligible employees and is not sponsored by a K-12 school district, or (ii) the cost or current value of shares a 401(k) plan has in Calvert Funds (except money market funds) is at least $1 million.

Neither the Funds, nor Calvert Distributors, Inc. ("CDI"), nor any affiliate thereof will reimburse a plan or participant for any sales charges paid prior to receipt of such written communication and confirmation by Calvert. Plan administrators should send requests for the waiver of sales charges based on the above conditions to: Calvert Retirement Plans, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

College Savings Plans under Section 529

There is no sales charge on shares purchased for the D.C. College Savings Plan if at the time of purchase the owner of the account is (i) a District of Columbia resident, or (ii) a participant in payroll deduction to the D.C. College Savings Plan of a business with at least 300 employees.

There is no sales charge imposed by Calvert on shares purchased by Delaware Investments for its omnibus account established for the Pennsylvania TAP 529 Investment Plan.

Other Circumstances

There is no sales charge on shares of any fund of the Calvert Funds sold to (i) current or retired Directors, Trustees, or Officers of the Calvert Funds, employees of Calvert and its affiliates, or their family members; (ii) CSIF Advisory Council Members, directors, officers, and employees of any subadvisor for Calvert, employees of broker/dealers distributing the Fund's shares and immediate family members of the Council, subadvisor, or broker/dealer; (iii) Purchases made through a Registered Investment Advisor; (iv) Trust departments of banks or savings institutions for trust clients of such bank or institution; (v) Purchases through a broker maintaining an omnibus account with the Fund, provided the purchases are made by (a) investment advisors or financial planners placing trades for their own accounts (or the accounts of their clients) and who charge a management, consulting, or other fee for their services; or (b) clients of such investment advisors or financial planners who place trades for their own accounts if such accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent; or (c) retirement and deferred compensation plans and trusts, including, but not limited to, those defined in section 401(a) or section 403(b) of the I.R.C., and "rabbi trusts."

Established Accounts

Shares of CSIF Balanced may be sold at net asset value to you if your account was established on or before July 17, 1986.

Dividends and Capital Gain Distributions from other Calvert Funds

You may prearrange to have your dividends and capital gain distributions from another Calvert Fund automatically invested in another account with no additional sales charge.

Purchases made at NAV

Except for money market funds, if you make a purchase at NAV, you may exchange that amount to another Calvert Fund at no additional sales charge.

Reinstatement Privilege

If you redeem shares and then within 60 days decide to reinvest in the same Fund, you may do so at the net asset value next computed after the reinvestment order is received, without a sales charge. You may use the reinstatement privilege only once. The Funds reserve the right to modify or eliminate this privilege.
*	A "qualified group" is one which:
1. has been in existence for more than six months, and
2. has a purpose other than acquiring shares at a discount, and
3. satisfies uniform criteria which enable CDI and brokers offering shares to realize economies of scale in distributing such shares.

A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of CDI or brokers distributing shares, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to CDI or brokers. A pension plan is not a qualified group for rights of accumulation.

EXHIBIT B

Service Fees and Arrangements with Dealers

Calvert Distributors, Inc., each Fund's underwriter, pays dealers a commission, or reallowance (expressed as a percentage of the offering price for Class A, and a percentage of amount invested for Class B and C) when you purchase shares of non-money market funds. CDI also pays dealers an ongoing service fee while you own shares of that Fund (expressed as an annual percentage rate of average daily net assets held in Calvert accounts by that dealer). The table below shows the amount of payment which differs depending on the Class.
Maximum Commission/Service Fees

CSIF Money Market	None/0.25%

	Class A*	Class B**	Class C***
CSIF Balanced	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
CSIF Equity	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
Calvert Social Index Fund	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
CSIF Enhanced Equity	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
Calvert Large Cap Growth	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
Capital Accumulation	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
CWVF International Equity	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
New Vision Small Cap	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
CSIF Technology	4.00%/0.25%	4.00%/0.25%	1.00%/1.00%
CSIF Bond	3.00%/0.25%	3.00%/0.25%	1.00%/1.00%
*	Class A service fee begins to accrue in 1st month after purchase.
**	Class B service fee begins to accrue in 13th month.
***	Class C pays dealers a service fee of 0.25% and additional compensation of 0.75% for a total of 1%. Begins to accrue in 13th month.

Occasionally, CDI may reallow to dealers the full Class A front-end sales charge. CDI may also pay additional concessions, including de minimus non-cash promotional incentives, such as de minimus merchandise or trips, to brokers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of the Funds and/or shares of other Funds underwritten by CDI. CDI may make expense reimbursements for special training of a broker's registered representatives, advertising or equipment, or to defray the expenses of sales contests. Calvert, CDI, or their affiliates may pay certain broker-dealers and/or other persons, for the sale and distribution of the securities or for services to the Fund. These amounts may be significant. Payments may include additional compensation beyond the regularly scheduled rates, and finder's fees. CDI pays dealers a finder's fee on Class A shares purchased at NAV in accounts with $1 million or more (excluding CSIF Money Market.) The finder's fee is 0.80% of the purchase NAV amount on the first $2 million, 0.64% on $2 to $3 million, 0.40% on $3 to $50 million, 0.20% on $50 to $100 million, and 0.12% over $100 million. If a finder's fee is paid, and some or all of the purchase is exchanged into another fund with a lower finder's fee within one year, then CDI will recoup the difference in the finder's fee from the broker. Purchases of shares at NAV for accounts on which a finder's fee has been paid are subject to a one-year CDSC of 0.80%. All payments will be in compliance with the rules of the National Association of Securities Dealers, Inc.

To Open an Account:

800-368-2748

Performance and Prices:

www.calvert.com

Calvert Information Network

24 hours, 7 days a week

800-368-2745

Service for Existing Accounts:

Shareholders 800-368-2745

Brokers 800-368-2746

TDD for Hearing-Impaired:

800-541-1524

Calvert Office:

4550 Montgomery Avenue

Suite 1000N

Bethesda, MD 20814

Registered, Certified or

Overnight Mail:

Calvert

c/o NFDS

330 West 9th Street

Kansas City, MO 64105

Calvert Web-Site

Address: www.calvert.com

PRINCIPAL UNDERWRITER

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, MD 20814

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about each Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for each Fund provides more detailed information about the Fund and is incorporated into this prospectus by reference.

You can get free copies of reports and SAIs, request other information and discuss your questions about the Funds by contacting your financial professional, or the Funds at:

Calvert Group

4550 Montgomery Ave.

Suite 1000N

Bethesda, MD 20814

Telephone: 1-800-368-2745

Calvert Web-Site

www.calvert.com

You can review information about the Fund at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act file:

no. 811-3334(CSIF)

no. 811- 06563(CWVF International Equity and Capital Accumulation)

no. 811- 3416 (New Vision Small Cap)

no. 811-09877 (Calvert Social Index Fund)

no. 811-10045 (Calvert Large Cap Growth)